                                  SMITH BARNEY
                             INTERMEDIATE MATURITY
                             CALIFORNIA MUNICIPALS
                                      FUND

         SPECIAL DISCIPLINE SERIES | ANNUAL REPORT | NOVEMBER 30, 2000

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO]

HEATH B.
MCLENDON
CHAIRMAN

The year 2000 began with difficulty for the U.S. bond market, as trends that had been overlooked in late 1999 began to take effect. As a cautionary stance against a potentially over-heated economy, the Federal Reserve Board ("Fed") raised short-term interest rates in February, March and May 2000. This action, combined with the euro's/1/ persistent weakness against the U.S. dollar and a spike in oil prices, led to declining bond prices during the first half of the year./2/

By mid-year, slowing growth in the economy and little sign of inflation led the Fed to halt its tightening policy. This new Fed posture -- combined with increasingly volatile stock markets, and negative corporate earnings announcements -- drove investors to the bond markets. These factors in conjunction with a decrease in supply, which has resulted from the federal government buying back long-term government bonds early in 2000, has led to an environment of increasing yields on corporate and municipal bonds in the later half of 2000.

The Smith Barney Intermediate Maturity California Municipals Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state as is consistent with the preservation of principal./3/ Experienced bond manager Joe Deane and his investment team search for the most attractive yields among investment-grade/4/ municipal bonds with an average maturity of three to ten years.

Joe and his investment team believe intermediate-term municipal bonds currently offer attractive value for investors seeking tax-exempt income because normally, intermediate-term high quality municipal bonds have offered higher yield potential than short-term bonds and potentially less volatility than longer-term maturity municipal bonds.

Thank you for entrusting SSB Citi Asset Management Group with the management of your assets.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

December 31, 2000

--------------
1 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg,
    the Netherlands, Austria, Portugal and Finland on January 1, 1999.
2   Bond prices move inversely to changes in interest rates.
3 Please note, a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").
4 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

               1 Intermediate Maturity California Municipals Fund |
                      2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the annual report for the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") for the year ended November 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. We hope that you find this report to be useful and informative.

Performance Update
For the year ended November 30, 2000, the Fund's Class A shares, without and with sales charges, returned 6.64% and 4.53%, respectively. In comparison, the Lehman Brothers Municipal Bond Index/1/ returned 8.18% for the same period. Past performance is not indicative of future results.

Market Review
Municipal bonds have been a very simple story throughout 2000. They started off at relatively inexpensive valuations, and then rallied. Stable interest rates and a robust economy with few excesses are painting a bullish picture for bonds in general, while declining new issue supply is further bolstering the municipal bond market. In addition, a slowing yet still vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving comfort to investors regarding the credit-worthiness of their securities.

From our point of view, the year has been a positive for the municipal bond market. As the stock markets went down in March and April 2000, municipal bonds forged ahead slowly but relentlessly. The municipal bond market is in a state of flux that we believe may lead to investment opportunities. The federal government did a buy-back of long-term government bonds early in 2000, further driving down yields.

To ease tight labor markets and to curb inflationary pressures, the Federal Reserve Board ("Fed") has raised rates by 175 basis points/2/ since mid-1999, to 6.5%./3/ Chairman Alan Greenspan seems to believe that a "soft landing" is on course, as weaker share prices and tighter financial conditions dampen consumer spending.

--------
1 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2   A basis point is 0.01% or one one-hundredth of a percent.
3 On January 3, 2001, after this letter was written the Fed cut interest rates by one-half percent.

               2 Intermediate Maturity California Municipals Fund |
                      2000 Annual Report to Shareholders

Amid signs that America's economy is slowing, Greenspan admitted that inflation is no longer his primary concern. With the economy showing signs that the pace of growth is easing, we think the slowdown ought to provide some cushion for interest rates to decline in the coming months. Although the Fed seems likely to keep rates steady in the near term, it may ease monetary policy in 2001. In fact, the markets are already discounting a half-point cut in rates in the first half of 2001.

After accelerating sharply through the early months of 2000, global economic growth appears to be peaking. A major contributor to stabilization appears to be tighter financial conditions. Fed-imposed interest rate increases have effectively moderated U.S. economic expansion. Among bond market pundits, news of an economic slowdown calms fears of rising inflation and fosters positive feelings regarding the future direction of bond prices.

The issuance of new municipal bonds continues to lag 1999's pace, and the effects are both negative and positive. An infusion of new municipal bonds, when held to a reasonable amount, is generally beneficial, because it often is the catalyst for a vibrant trading atmosphere wherein purchases and sales can be executed with relative ease. The reverse is also true: less activity in the primary market dampens enthusiasm and diminishes trading activity, so opportune trades that might have occurred do not.

The upside of the present environment is that demand for bonds is fairly constant, so reduced supply provides support to market prices. As a result, during these times of rapid interest rate movements, much of the price volatility which is experienced in other fixed-income markets, and which many investors find so unsettling, can be smoothed in the municipal bond market.

Municipal bond prices in general have been very firm lately. While yields have fallen since spring, the decline has not been as drastic as it has been for U.S. Treasuries. Since May, a triple-A rated 10-year municipal index has experienced price improvement (i.e., a yield decline) of 50 basis points or more. Moreover, demand in the municipal bond market has been steady to increasing as recent volatility in the stock market undoubtedly leads some investors to rethink their portfolio mix, and to establish or augment bond positions in their portfolios.

               3 Intermediate Maturity California Municipals Fund |
                      2000 Annual Report to Shareholders

California Economic Highlights/4/
California has one of the largest and most diverse economies in the nation.The state has made a remarkable turnaround since the recession of the early 1990's when it experienced its worst economic downturn since the Great Depression. After nine years of economic expansion California's economy is still growing strong.

Today, California has a much more knowledge-based service economy, which has enabled the state to maintain its dominance in the high-tech manufacturing industry. California continues to set record sales, profits, exports and new venture capital financing in this industry. In addition, it is also a leader in the telecommunications, multimedia, and biotechnology industries.

California has remained and maintained its reputation as the "powerhouse" of the West, generating more goods and services than all other western states combined. We believe that going forward California should remain a competitive economic force for many years to come due for the most part to its strong employment growth, rising real estate values and an annual state gross domestic product ("GDP")/5/ of more than $1 trillion.

Investment Strategy
The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state income taxes as is consistent with the preservation of principal./6/

During the past year, the Fund focused on hospital bonds (14.8%), general obligation bonds (13.1%), and housing bonds (11.8%) because we believe these sectors offered good relative value. In addition, as of November 30, 2000, 97.7% of the Fund's holdings were rated investment-grade/7/ and 57.4% of the Fund was invested in AAA/Aaa, the highest possible rating.

In our view, the municipal bond market has provided us with excellent investment opportunities during the period. Since interest rates have advanced to higher levels, we have added discounted high quality bonds at the long end of the yield

----------
4   Sources: Fitch IBCA, Inc., Duff & Phelps.
5 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases,private domestic investments and net exports of goods and services.
6 Please note, a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").
7 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

               4 Intermediate Maturity California Municipals Fund |
                      2000 Annual Report to Shareholders
curve,/8/ essentially investing our excess cash at higher yields.We are buying fairly long with respect to our maturities in double-A or triple-A bonds, and some discount bonds for potential upside.

The  Fund's investment strategy going forward will be three-fold:
     . Selectively lengthening maturities in the Fund's portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;
     . Adding to the Fund's call protection by buying bonds with longer call protection than the municipal bonds we have sold; and . Continuing to focus on investing generally in high-grade issues.

Another one of our objectives is to sell off some of our shorter-term bonds that were purchased in the beginning of 1999 when we believed the municipal bond market to be more vulnerable and we wanted to become more defensive. We see the best opportunities for reward potential right now at the long end of the yield curve where we believe we can seek to lock in today's higher interest rates.

Market Outlook
We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential elections, we have gained a somewhat clearer insight into the political environment confronting municipal bonds. In general, we think future conditions should be relatively benign compared to prior years. While the outcome of the contested presidential race is important to specific sectors of the municipal market, we think the overall strength of municipal bonds should continue.

We also believe that demand for municipal bonds should remain strong based on economic issues related to the political campaign. One of the main topics is how to spend the enormous federal surplus being accumulated. The Congressional Budget Office's baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. In fact, the total budget surplus over the next ten years is projected to be about $4.6 trillion, part of which may be devoted to debt reduction. The gradual elimination of outstanding U.S. Treasury debt over the next decade may continue, putting sovereign debt of all types, including municipal bonds, in short supply. For this reason, we expect demand for municipals to remain robust over the near term.

---------
8 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

               5 Intermediate Maturity California Municipals Fund |
                      2000 Annual Report to Shareholders

In our judgment, a number of factors bode well for the municipal market. The supply picture for the municipal market is unlikely to change much in 2001. We estimate that net municipal issuance next year will be about $200 billion, not far from the $185 billion that is likely for 2000. That would be a very manageable number, in our view, particularly in light of the shrinking supply of U.S. Treasury securities. Given the thinly traded market and lack of liquidity that currently exist, we believe that any positive catalyst, such as an increase in issue volume, could give the market much needed momentum.

Thank you for your investment in the Smith Barney Intermediate Maturity California Municipals Fund.

Sincerely,

/s/ Joseph P. Deane

Joseph P. Deane
Vice President and Investment Officer

December 31, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2000 and is subject to change.

               6 Intermediate Maturity California Municipals Fund |
                      2000 Annual Report to Shareholders

Historical Performance -- Class A Shares

                          Net Asset Value
                        --------------------
                        Beginning     End      Income    Capital Gain      Total
Year Ended               of Year    of Year  Dividends  Distributions    Returns/(1)/
=====================================================================================
11/30/00                  $8.42      $8.58     $0.38       $0.00             6.64%
-------------------------------------------------------------------------------------
11/30/99                   8.85       8.42      0.37        0.00            (0.70)
-------------------------------------------------------------------------------------
11/30/98                   8.66       8.85      0.39        0.00             6.78
-------------------------------------------------------------------------------------
11/30/97                   8.55       8.66      0.40        0.00             6.13
-------------------------------------------------------------------------------------
11/30/96                   8.53       8.55      0.40        0.00             5.05
-------------------------------------------------------------------------------------
11/30/95                   7.80       8.53      0.40        0.00            14.84
-------------------------------------------------------------------------------------
11/30/94                   8.50       7.80      0.39        0.01            (3.65)
-------------------------------------------------------------------------------------
11/30/93                   8.04       8.50      0.39        0.00            10.70
-------------------------------------------------------------------------------------
Inception* - 11/30/92      7.90       8.04      0.35        0.00            6.33+
=====================================================================================
Total                                          $3.47       $0.01
=====================================================================================

Historical Performance -- Class L Shares

                          Net Asset Value
                        ---------------------
                        Beginning     End      Income    Capital Gain     Total
Year Ended               of Year    of Year   Dividends Distributions   Returns/(1)/
====================================================================================
11/30/00                  $8.42      $8.58      $0.37        $0.00           6.42%
-------------------------------------------------------------------------------------
11/30/99                   8.84       8.42       0.35         0.00          (0.79)
-------------------------------------------------------------------------------------
11/30/98                   8.65       8.84       0.37         0.00           6.57
-------------------------------------------------------------------------------------
11/30/97                   8.54       8.65       0.38         0.00           5.92
-------------------------------------------------------------------------------------
11/30/96                   8.52       8.54       0.38         0.00           4.84
-------------------------------------------------------------------------------------
11/30/95                   7.80       8.52       0.38         0.00          14.36
-------------------------------------------------------------------------------------
Inception* - 11/30/94      7.76       7.80       0.02         0.00           0.72+
=====================================================================================
Total                                           $2.25        $0.00
=====================================================================================

Historical Performance -- Class Y Shares

                           Net Asset Value
                        ---------------------
                        Beginning     End      Income    Capital Gain      Total
Year Ended               of Year    of Year   Dividends Distributions     Returns/(1)/
=====================================================================================
11/30/00                  $8.44      $8.60       $0.40       $0.00            6.82%
-------------------------------------------------------------------------------------
11/30/99                   8.86       8.44        0.39        0.00           (0.40)
-------------------------------------------------------------------------------------
11/30/98                   8.66       8.86        0.40        0.00            7.09
-------------------------------------------------------------------------------------
11/30/97                   8.56       8.66        0.42        0.00            6.20
-------------------------------------------------------------------------------------
11/30/96                   8.54       8.56        0.41        0.00            5.22
-------------------------------------------------------------------------------------
Inception* - 11/30/95      8.39       8.54        0.09        0.00            2.92+
=====================================================================================
Total                                            $2.11       $0.00
=====================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

               7 Intermediate Maturity California Municipals Fund |
                      2000 Annual Report to Shareholders

Average Annual Total Returns

                                               Without Sales Charges/(1)/
                                         ---------------------------------------
                                         Class A           Class L       Class Y
================================================================================
Year Ended 11/30/00                       6.64%             6.42%         6.82%
--------------------------------------------------------------------------------
Five Years Ended 11/30/00                 4.74              4.55          4.95
--------------------------------------------------------------------------------
Inception* through 11/30/00               5.72              6.18          5.30
================================================================================

                                                 With Sales Charges/(2)/
                                         ---------------------------------------
                                         Class A           Class L       Class Y
================================================================================
Year Ended 11/30/00                       4.53%             4.29%         6.82%
--------------------------------------------------------------------------------
Five Years Ended 11/30/00                 4.33              4.34          4.95
--------------------------------------------------------------------------------
Inception* through 11/30/00               5.48              6.01          5.30
================================================================================

Cumulative Total Returns

                                                   Without Sales Charges/(1)/
================================================================================
Class A (Inception* through 11/30/00)                       64.20%
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/00)                       43.91
--------------------------------------------------------------------------------
Class Y (Inception* through 11/30/00)                       31.04
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.

 + Total return is not annualized, as it may not be representative of the total return for the year.

 * Inception dates for Class A, L and Y shares are December 31, 1991, November 8, 1994 and September 8, 1995, respectively.

              8 Intermediate Maturity California Municipals Fund
                     | 2000 Annual Report to Shareholders

Historical Performance (unaudited)

             Growth of $ 10,000 Invested in Class A Shares of the
         Smith Barney Intermediate Maturity California Municipals Fund
               vs. Lehman Brothers 10-Year Municipal Bond Index,
                   Lehman Brothers Municipal Bond Index and
          Lipper California Intermediate Municipal Debt Fund Average+

--------------------------------------------------------------------------------

                        December 1991 -- November 2000

                                    [GRAPH]

                    Smith Barney     Lehman       Lipper
                    Intermediate    Brothers    California       Lehman
                      Maturity       10-Year   Intermediate     Brothers
                     California     Municipal    Municipal      Municipal
                     Municipals       Bond       Debt Fund        Bond
                        Fund         Index++       Index         Index++

       12/31/91         9,802        10,000        10,000        10,000
         Nov-92        10,422        10,767        10,623        10,772
         Nov-93        11,537        12,028        11,682        11,967
         Nov-94        11,116        11,491        11,246        11,338
         Nov-95        12,766        13,623        12,910        13,481
         Nov-96        13,411        14,394        13,566        14,274
         Nov-97        14,233        15,410        14,307        15,297
         Nov-98        15,199        16,651        15,261        16,485
         Nov-99        15,092        16,581        15,180        16,308
       11/30/00        16,095        17,849        16,229        17,642


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2000. The Lehman Brothers 10-Year Municipal Bond Index ("Index") is a broad-based index which includes about 5,200 bonds totaling approximately $63 billion in market capitalization. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Lipper California Intermediate Municipal Debt Fund Average is composed of an average of the Fund's peer group of mutual funds (32 funds as of November 30, 2000) investing in intermediate maturity California tax-exempt bonds. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the Lehman Brothers Municipal Bond Index more accurately reflects the current composition of the Smith Barney Intermediate California Municipals Fund than the Lehman Brothers 10-Year Municipal Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers 10-Year Municipal Bond Index.

               9 Intermediate Maturity California Municipals Fund
                      | 2000 Annual Report to Shareholders

Historical Performance (unaudited)

--------------------------------------------------------------------------------
                             Portfolio Breakdown*
--------------------------------------------------------------------------------
 9.0% Water & Sewer
10.0% Transportation
 4.5% Tax Allocation
 4.8% Solid Waste
23.3% Miscellaneous
 8.7% Education
13.1% General Obligation
14.8% Hospital
11.8% Housing

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings*
--------------------------------------------------------------------------------
                                    Standard &                Percentage of
Moody's          and/or               Poor's                Total Investments
--------------------------------------------------------------------------------
   Aaa                                 AAA                        57.4%
    Aa                                  AA                        16.0
     A                                  A                         10.9
   Baa                                 BBB                        13.4
 VMIG 1                                A-1                         1.1
   NR                                   NR                         1.2
                                                                 ------
                                                                 100.0%
                                                                 ======
* As a percentage of total investments. All information is as of November 30, 2000. Please note that portfolio holdings are subject to change.

              10 Intermediate Maturity California Municipals Fund
                     | 2000 Annual Report to Shareholders

Schedule of Investments                                  November 30, 2000

     FACE
    AMOUNT    RATING(a)                        SECURITY                           VALUE
===========================================================================================
Education -- 8.7%
                      California Educational Facilities Authority Revenue:
  $  945,000  AAA       College of Osteopathic Medicine, CONNIE LEE-Insured,
                          5.550% due 6/1/06                                     $ 1,006,425
     320,000  A2*       Loyola Marymount University, Series B,
                          (Pre-Refunded -- Escrowed with U.S. government
                          securities to 10/1/02 Call @ 102), 6.300%
                          due 10/1/03 (b)                                           339,200
     200,000  A2*       Mills College, (Escrowed to Maturity with U.S.
                          government securities), 6.500% due 9/1/02 (b)             208,500
     500,000  AA+       University of Southern California, 5.300% due 10/1/04       521,875
   1,000,000  Aa2*    California State Public Works Board, Lease Revenue,
                        (California State University Project), Series B,
                        5.450% due 9/1/14                                         1,032,500
-------------------------------------------------------------------------------------------
                                                                                  3,108,500
-------------------------------------------------------------------------------------------
General Obligation -- 13.1%
                      California State GO:
     200,000  AA        6.000% due 9/1/03                                           210,000
   1,250,000  AAA       Veterans Bonds, Series BL, FSA-Insured,
                          4.950% due 12/1/08 (c)                                  1,293,750
     285,000  AAA     Kern High School District GO, Series C, MBIA-Insured,
                        (Escrowed to Maturity with U.S. government securities),
                        8.750% due 8/1/03                                           318,844
     475,000  AA      Los Angeles GO, Series B, 5.000% due 9/1/10                   495,188
                      Mojave Water Agency Improvement District GO,
                        Morongo Basin:
     250,000  AAA         Escrowed to Maturity with U.S. government securities,
                            6.250% due 9/1/02                                       259,687
     280,000  AAA         Pre-Refunded -- Escrowed with U.S. government
                            securities to 9/1/02 Call @ 102, 6.375% due 9/1/03      296,800
     300,000  Aa3*    Torrance Unified School District GO, Series A,
                        4.250% due 8/1/11                                           291,375
   1,500,000  AAA     Visalia Unified School District GO, Series A,
                        FGIC-Insured, 4.900% due 8/1/12                           1,530,000
-------------------------------------------------------------------------------------------
                                                                                  4,695,644
-------------------------------------------------------------------------------------------
Hospital -- 14.8%
     170,000  AAA     Arlington Community Hospital Corp. Revenue,
                        (Escrowed to Maturity with U.S. government securities),
                        8.000% due 6/1/04                                           181,687
                      California Health Facilities Financing Authority Revenue:
     200,000  VMIG 1*   Adventist Hospital, Series B, 4.050% due 9/1/28 (d)         200,000
     700,000  AAA       Kaiser Permanente, Series B, AMBAC-Insured,
                          5.250% due 10/1/10                                        704,375
   1,000,000  AAA       Mills-Peninsula Hospital, Series B, CONNIE LEE-Insured,
                          5.300% due 1/15/05                                      1,038,750

                      See Notes to Financial Statements.

              11 Intermediate Maturity California Municipals Fund
                     | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                         November 30, 2000


     FACE
    AMOUNT    RATING(a)                        SECURITY                                       VALUE
======================================================================================================
Hospital -- 14.8% (continued)
  $1,000,000  AAA      Scripps Health, Series C, MBIA-Insured, 5.000% due 10/1/13          $ 1,015,000
     200,000  AA-      Sisters of Providence, 6.200% due 10/1/03                               207,250
     400,000  NR       St. Elizabeth's Community Hospital Project,
                         (Pre-Refunded -- Escrowed with U.S. government
                         securities to 11/5/02 Call @ 102), 5.900% due 11/15/03 (b)            422,000
   1,200,000  AA-    California Statewide Communities Development Authority, COP,
                       St. Joseph's Health Systems Group, (Pre-Refunded --
                       Escrowed with state and local government securities to
                       7/1/04 Call @ 102), 5.875% due 7/1/05                                 1,293,000
     250,000  A      Riverside County Asset Leasing Corp., Leasehold Revenue,
                       (Riverside County Hospital Project), Series A,
                       6.000% due 6/1/04                                                       258,125
------------------------------------------------------------------------------------------------------
                                                                                             5,320,187
------------------------------------------------------------------------------------------------------
Housing -- 11.8%
   1,250,000  AAA    ABAG Finance Authority for Non-Profit Corporations,
                       Multi-Family Housing Revenue, (Edgewood Apartments
                       Project), Series A, FNMA-Collateralized, 5.700% mandatory
                       put 11/1/06 (c)                                                       1,295,313
                     California Housing Finance Agency, Home Mortgage Revenue:
       5,000  Aa2*     MGIC-Insured, LOC-Citibank N.A.,10.000% due 2/1/02                        5,001
     210,000  Aa2*     Series B-1, FHA-Insured, 5.900% due 8/1/04 (c)                          220,500
                       Series E-1, FHA/VA-Insured:
     700,000  Aa2*       5.900% due 2/1/05 (c)                                                 738,500
     700,000  Aa2*       5.900% due 8/1/05 (c)                                                 741,125
     745,000  AAA    Riverside County Housing Authority, Multi-Family Housing
                       Revenue, (Brandon Place Apartments Project), Series B,
                       FNMA-Collateralized, 5.625% mandatory put 7/1/09 (c)                    786,906
     150,000  AAA    San Luis Obispo Housing Authority, Multi-Family Housing
                       Revenue, (Parkwood Apartments Project), Series A,
                       FNMA-Collateralized, 5.500% due 8/1/03                                  152,250
     275,000  AAA    Santa Rosa Mortgage Revenue Refunding, (Marlow Apartments
                       Project), Series A, FHA-Insured, 5.600% due 9/1/05                      281,188
------------------------------------------------------------------------------------------------------
                                                                                             4,220,783
------------------------------------------------------------------------------------------------------
Miscellaneous -- 23.3%
                     California Pollution Control Financing Authority PCR:
     100,000  A-1+     Pacific Gas & Electric, LOC-Banque Nationale Paris,
                         4.050% due 11/1/26 (d)                                                100,000
     800,000  A+       San Diego Gas & Electric, Series A, 5.900% due 6/1/14                   875,000
   1,470,000  AAA    Inglewood Public Financing Authority Revenue, Series A,
                       AMBAC-Insured, 5.125% due 8/1/13                                      1,514,100
   1,080,000  AAA    Los Angeles County Community Facilities District No. 3,
                       Special Tax Refunding, Series A, FSA-Insured,
                       5.250% due 9/1/07                                                     1,139,400


                       See Notes to Financial Statements.

              12 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

Schedule of Investments (continued)                            November 30, 2000


      FACE
     AMOUNT   RATING(a)                         SECURITY                                              VALUE
==============================================================================================================
Miscellaneous -- 23.3% (continued)
   $ 125,000  Aaa*       Montclair Redevelopment Agency, Residential Mortgage
                           Revenue, (Escrowed to Maturity with U.S. government
                           securities), 7.750% due 10/1/11                                         $   146,406
                         San Francisco Downtown Parking Corp. Revenue:
     450,000  A3*          6.000% due 4/1/02                                                           460,687
     280,000  A3*          6.150% due 4/1/03                                                           291,550
                         Santa Barbara COP, (Harbor Refunding Project):
     270,000  A2*          6.400% due 10/1/02                                                          280,462
     285,000  A2*          6.500% due 10/1/03                                                          301,388
                         Solano County COP, Capital Improvement Program,
                           AMBAC-Insured:
   1,000,000  AAA            4.875% due 11/15/11                                                     1,023,750
   1,000,000  AAA            5.000% due 11/15/13                                                     1,018,750
     205,000  AAA        Upland COP, (Police Building Refunding Project),
                           AMBAC-Insured, 6.200% due 8/1/02                                            212,431
   1,000,000  BBB-       Virgin Islands Public Financing Authority Revenue,
                           Series A, 5.300% due 10/1/11                                                983,750
--------------------------------------------------------------------------------------------------------------
                                                                                                     8,347,674
--------------------------------------------------------------------------------------------------------------
Solid Waste -- 4.8%
                         Kings County Waste Management Authority,
                           Solid Waste Revenue:
     375,000  BBB            6.500% due 10/1/03 (c)                                                    392,812
     290,000  BBB            6.600% due 10/1/04 (c)                                                    308,488
   1,000,000  Baa2*      South Napa Waste Management Authority, (Solid Waste
                           Transfer Facilities Project), 6.000% due 2/15/04 (c)                      1,037,500
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,738,800
--------------------------------------------------------------------------------------------------------------
Tax Allocation -- 4.5%
     870,000  Baa2*      Hawthorne Community Redevelopment Agency,
                           Tax Allocation, (Redevelopment Project, Area No. 2),
                           (Partially Pre-Refunded -- Escrowed with U.S. government securities
                           to 9/1/04 Call @ 102), 6.200% due 9/1/05 (b)                                924,375
     665,000  BBB+       Paramount Redevelopment Agency, Tax Allocation Refunding,
                           (Redevelopment Project, Area No. 1), 5.800% due 8/1/03                      694,925
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,619,300
--------------------------------------------------------------------------------------------------------------
Transportation -- 10.0%
     500,000  A1*        Los Angeles County Transportation Commission, COP,
                           Series B, 6.200% due 7/1/03                                                 525,000
                         Palm Springs Financing Authority, Regional Airport Revenue,
                           MBIA-Insured:
     200,000  AAA            5.400% due 1/1/03 (c)                                                     204,500
     400,000  AAA            5.500% due 1/1/04 (c)                                                     412,520
     350,000  A1*        Sacramento Regional Transportation District COP, Series A,
                           6.400% due 3/1/03                                                           366,188

                       See Notes to Financial Statements.

              13 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

Schedule of Investments (continued)                        November 30, 2000

     FACE
    AMOUNT    RATING(a)                    SECURITY                           VALUE
===========================================================================================
Transportation -- 10.0% (continued)
   $ 230,000  AAA       San Francisco Airport Improvement Authority,
                          Lease Revenue, United Airlines Inc., (Escrowed
                          to Maturity with U.S. government securities),
                          8.000% due 7/1/13                              $     276,863
                        San Jose Airport Revenue:
     800,000  AAA         FGIC-Insured, 5.400% due 3/1/04 (c)                  826,000
     500,000  AAA         MBIA-Insured, 5.750% due 3/1/03                      518,750
     450,000  BBB+      Southern California Rapid Transit Authority,
                          Special Benefit Assessment, District A-2,
                          6.100% due 9/1/03                                    468,000
-------------------------------------------------------------------------------------------
                                                                             3,597,821
-------------------------------------------------------------------------------------------
Water & Sewer -- 9.0%
   1,000,000  AAA       Castaic Lake Water Agency COP, (Water Systems
                          Improvement Project), AMBAC-Insured,
                          5.000% due 8/1/12                                  1,025,000
   1,000,000  AAA       El Dorado County Public Agency Financing
                          Authority Revenue, FGIC-Insured, 5.200%
                          due 2/15/07                                        1,048,750
     100,000 VMIG 1*    Irvine Ranch California Water District, 4.100%
                          due 4/1/33 (d)                                       100,000
   1,000,000  AAA       Modesto Irrigation District Financing Authority
                          Revenue, Series A, MBIA-Insured, 5.350% due
                          10/1/06                                            1,058,750
-------------------------------------------------------------------------------------------
                                                                             3,232,500
-------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $34,234,042**)                        $  35,881,209
===========================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purpose is substantially the same.

      See pages 15 and 16 for definition of ratings and certain security descriptions.

                      See Notes to Financial Statements.

             14 Intermediate Maturity California Municipals Fund |
                      2000 Annual Report to Shareholders

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1,2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

             15 Intermediate Maturity California Municipals Fund |
                      2000 Annual Report to Shareholders

Short-Term Security Ratings (unaudited)

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Security Descriptions (unaudited)

ABAG     -- Association of Bay Area
            Governments
AIG      -- American International Guaranty
AMBAC    -- American Municipal Bond
            Assurance Corporation
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance
            Company
CONNIE
LEE      -- College Construction Loan
            Insurance Association
COP      -- Certificate of Participation
EDA      -- Economic Development
            Authority
FGIC     -- Financial Guaranty Insurance
            Company
FHA      -- Federal Housing
            Administration
FHLMC    -- Federal Home Loan Mortgage
            Corporation
FLAIRS   -- Floating Adjustable Interest
            Rate Securities
FNMA     -- Federal National Mortgage
            Association
FSA      -- Financial Security Assurance
GIC      -- Guaranteed Investment
            Contract
GNMA     -- Government National Mortgage
            Association
GO       -- General Obligation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development
            Authority
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors
            Assurance Corporation
MGIC     -- Mortgage Guaranty
            Insurance Corp.
MVRICS   -- Municipal Variable Rate Inverse
            Coupon Security
PCFA     -- Pollution Control Financing
            Authority
PCR      -- Pollution Control Revenue
RIBS     -- Residual Interest Bonds
VA       -- Veterans Administration
VRDD     -- Variable Rate Daily Demand

             16 Intermediate Maturity California Municipals Fund |
                      2000 Annual Report to Shareholders

Statement of Assets and Liabilities                            November 30, 2000

ASSETS:
   Investments, at value (Cost -- $34,234,042)                     $ 35,881,209
   Cash                                                                  84,477
   Interest receivable                                                  532,613
--------------------------------------------------------------------------------
   Total Assets                                                      36,498,299
--------------------------------------------------------------------------------

LIABILITIES:
   Investment advisory fees payable                                       5,384
   Administration fees payable                                            3,589
   Distribution fees payable                                              2,382
   Accrued expenses                                                      78,156
--------------------------------------------------------------------------------
   Total Liabilities                                                     89,511
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 36,408,788
================================================================================

NET ASSETS:
   Par value of shares of beneficial interest                      $      4,242
   Capital paid in excess of par value                               36,161,717
   Undistributed net investment income                                   22,591
   Accumulated net realized loss from security transactions         (1,426,929)
   Net unrealized appreciation of investments                         1,647,167
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 36,408,788
================================================================================

Shares Outstanding:
   Class A                                                            3,588,014
   -----------------------------------------------------------------------------
   Class L                                                              614,961
   -----------------------------------------------------------------------------
   Class Y                                                               38,665
   -----------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                         $8.58
   -----------------------------------------------------------------------------
   Class L *                                                              $8.58
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                         $8.60
   -----------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 2.04% of net asset value per share)      $8.76
--------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value pershare)       $8.67
================================================================================

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 3).

                       See Notes to Financial Statements.

              17 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

Statement of Operations                     For the Year Ended November 30, 2000

INVESTMENT INCOME:
   Interest                                                          $1,950,699
--------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fees (Note 3)                                    109,291
   Administration fees (Note 3)                                          72,861
   Distribution fees (Note 3)                                            64,440
   Audit and legal                                                       40,190
   Shareholder communications                                            24,300
   Shareholder and system servicing fees                                 22,801
   Registration fees                                                      7,600
   Pricing service fees                                                   3,583
   Trustees' fees                                                         2,259
   Custody                                                                2,150
   Other                                                                 13,821
--------------------------------------------------------------------------------
   Total Expenses                                                       363,296
   Less: Investment advisory and administration fee waivers (Note 3)    (72,861)
--------------------------------------------------------------------------------
   Net Expenses                                                         290,435
--------------------------------------------------------------------------------
Net Investment Income                                                 1,660,264
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                              2,721,530
     Cost of securities sold                                          2,793,340
--------------------------------------------------------------------------------
   Net Realized Loss                                                   (71,810)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                  884,318
     End of year                                                      1,647,167
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                              762,849
--------------------------------------------------------------------------------
Net Gain on Investments                                                 691,039
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $2,351,303
================================================================================

                       See Notes to Financial Statements.

              18 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

Statements of Changes in Net Assets

                                                For the Years Ended November 30,

                                                                     2000               1999
================================================================================================
OPERATIONS:
   Net investment income                                         $ 1,660,264        $  1,556,221
   Net realized loss                                                 (71,810)           (429,275)
   Increase (decease) in net unrealized appreciation                 762,849          (1,391,646)
------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations               2,351,303            (264,700)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 4):
   Net investment income                                          (1,640,699)         (1,556,080)
------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                (1,640,699)         (1,556,080)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                9,585,888          12,926,222
   Net asset value of shares issued for
     reinvestment of dividends                                     1,087,905           1,099,677
   Cost of shares reacquired                                      (9,952,430)        (11,102,994)
------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions               721,363           2,922,905
------------------------------------------------------------------------------------------------
Increase in Net Assets                                             1,431,967           1,102,125
NET ASSETS:
   Beginning of year                                              34,976,821          33,874,696
------------------------------------------------------------------------------------------------
   End of year*                                                  $36,408,788        $ 34,976,821
================================================================================================
* Includes undistributed net investment income of:                   $22,591              $3,026
================================================================================================


                       See Notes to Financial Statements.

             19 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies

Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate, non-diversified, investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Core Fund, formerly known as Smith Barney Mid Cap Blend Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund, formerly known as Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

             20 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

During November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums or accrete discounts in all cases. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.


2. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


3. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2000, SSBC waived investment advisory fees of $43,717.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2000, SSBC waived administration fees of $29,144.

             21 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended November 30, 2000, the Fund paid transfer agent fees of $6,980 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class L shares, which applies if redemption occurs within the first year of purchase. For the year ended November 30, 2000, there were no CDSCs paid to SSB for Class L shares. In addition, SSB and CFBDS received sales charges of $32,000 and $3,000 on sales of the Fund's Class A and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20%. For the year ended November 30, 2000, total Distribution Plan fees were:

                                                        Class A        Class L
================================================================================
Distribution Plan Fees                                  $46,462        $17,978
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

4. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

              22 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

Capital gains distributions, if any, are taxable to shareholders,and are declared and paid at least annually.


5. Investments

For the year ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $3,215,983
--------------------------------------------------------------------------------
Sales                                                                 2,721,530
================================================================================

At November 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $1,680,914
Gross unrealized depreciation                                           (33,747)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $1,647,167
================================================================================

6. Capital Loss Carryforwards

At November 30, 2000, the Fund had for Federal tax purposes approximately $1,427,000 of capital loss carryforwards available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                         2002       2003      2007       2008
================================================================================
Capital Loss Carryforwards            $657,000   $269,000   $216,000   $285,000
================================================================================

7. Shares of Beneficial Interest

At November 30, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

              23 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

At November 30, 2000, total paid-in capital amounted to the following for each class:

                                              Class A       Class L     Class Y
================================================================================
Total Paid-in Capital                       $30,603,313   $5,280,340   $282,306
================================================================================

Transactions in shares of each class were as follows:


                                           Year Ended                      Year Ended
                                        November 30, 2000              November 30, 1999
                                   --------------------------     --------------------------
                                     Shares          Amount         Shares          Amount
============================================================================================
Class A
Shares sold                        1,068,086      $ 8,939,274     1,354,473      $11,737,460
Shares issued on reinvestment        111,279          939,365       107,682          927,878
Shares reacquired                 (1,095,405)      (9,207,274)   (1,157,437)      (9,906,616)
--------------------------------------------------------------------------------------------
Net Increase                          83,960      $   671,365       304,718      $ 2,758,722
============================================================================================
Class L
Shares sold                           76,133      $   646,614       135,995      $ 1,188,762
Shares issued on reinvestment         15,833          133,457        18,313          157,924
Shares reacquired                    (88,108)        (745,156)     (138,454)      (1,196,378)
--------------------------------------------------------------------------------------------
Net Increase                           3,858      $    34,915        15,854      $   150,308
============================================================================================
Class Y
Shares issued on reinvestment          1,783      $    15,083         1,607      $    13,875
--------------------------------------------------------------------------------------------
Net Increase                           1,783      $    15,083         1,607      $    13,875
============================================================================================


              24 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

  Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares                               2000/(1)/   1999/(1)/    1998      1997        1996
====================================================================================================
Net Asset Value, Beginning of Year           $ 8.42       $ 8.85     $ 8.66    $ 8.55      $ 8.53
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(2)/                  0.38         0.37       0.39      0.40        0.40
   Net realized and unrealized gain (loss)     0.16        (0.43)      0.19      0.11        0.02
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.54        (0.06)      0.58      0.51        0.42
----------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.38)       (0.37)     (0.39)    (0.40)      (0.40)
----------------------------------------------------------------------------------------------------
Total Distributions                           (0.38)       (0.37)     (0.39)    (0.40)      (0.40)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 8.58       $ 8.42     $ 8.85    $ 8.66      $ 8.55
----------------------------------------------------------------------------------------------------
Total Return                                   6.64%       (0.70)%     6.78%     6.13%       5.05%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $30,800      $29,522    $28,303   $25,630     $24,537
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(2)/                               0.77%        0.84%      0.75%     0.75%       0.77%
   Net investment income                       4.58         4.27       4.45      4.65        4.69
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           8%          29%         8%        9%         15%
====================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment advisor and administrator waived all or part of their fees for the five years ended November 30, 2000. In addition, the investment advisor reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                        Expense Ratios
                Per Share Decreases to                Without Fee Waivers
                 Net Investment Income                 and Reimbursements
             --------------------------------    -------------------------------
              2000  1999  1998   1997   1996      2000   1999  1998  1997   1996
             -----  ----- ----- -----   -----    -----   ----- ----- ----- -----
Class A      $0.02  $0.02 $0.02 $0.03   $0.07    0.97%   1.05% 1.00% 1.12% 1.54%

              25 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class L Shares                           2000/(1)/    1999/(1)/   1998/(2)/    1997       1996
=================================================================================================
Net Asset Value, Beginning of Year         $ 8.42       $ 8.84      $ 8.65    $ 8.54     $ 8.52
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(3)/                0.37         0.35        0.37      0.38       0.38
   Net realized and unrealized gain (loss)   0.16        (0.42)       0.19      0.11       0.02
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.53        (0.07)       0.56      0.49       0.40
-------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.37)       (0.35)      (0.37)    (0.38)     (0.38)
-------------------------------------------------------------------------------------------------
Total Distributions                         (0.37)       (0.35)      (0.37)    (0.38)     (0.38)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 8.58       $ 8.42      $ 8.84    $ 8.65     $ 8.54
-------------------------------------------------------------------------------------------------
Total Return                                 6.42%       (0.79)%      6.57%     5.92%      4.84%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $5,277       $5,144      $5,260    $3,419     $2,607
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(3)/                             0.98%        1.01%       0.97%     0.96%      0.98%
   Net investment income                     4.38         4.09        4.22      4.44       4.48
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         8%          29%          8%        9%        15%
=================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) The investment advisor and administrator waived all or part of their fees for the five years ended November 30, 2000. In addition, the investment advisor reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                   Expense Ratios
                Per Share Decreases to              Without Fee Waivers
                 Net Investment Income               and Reimbursements
             -------------------------------   --------------------------------
              2000  1999   1998  1997   1996    2000   1999  1998  1997   1996
             -----  ----- ----- -----  -----    -----  ----- ----- -----  -----
Class L      $0.02  $0.02 $0.02 $0.03  $ 0.07   1.18%  1.22% 1.21% 1.33%  1.75%

              26 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class Y Shares                           2000/(1)/   1999/(1)/     1998      1997        1996
==================================================================================================
Net Asset Value, Beginning of Year         $ 8.44      $ 8.86     $ 8.66    $ 8.56       $ 8.54
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(2)/                0.40        0.39       0.41      0.41         0.41
   Net realized and unrealized gain (loss)   0.16       (0.42)      0.19      0.11         0.02
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.56       (0.03)      0.60      0.52         0.43
--------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.40)      (0.39)     (0.40)    (0.42)       (0.41)
--------------------------------------------------------------------------------------------------
Total Distributions                         (0.40)      (0.39)     (0.40)    (0.42)       (0.41)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 8.60      $ 8.44     $ 8.86    $ 8.66       $ 8.56
--------------------------------------------------------------------------------------------------
Total Return                                 6.82%      (0.40)%     7.09%     6.20%        5.22%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $  332      $  311     $  312    $  292       $  274
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses/(2)/                             0.59%       0.65%      0.57%     0.56%        0.59%
   Net investment income                     4.76        4.46       4.62      4.84         4.87
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         8%         29%         8%        9%          15%
==================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment advisor and administrator waived all or part of their fees for the five years ended November 30, 2000. In addition, the advisor reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                      Expense Ratios
                Per Share Decreases to              Without Fee Waivers
                 Net Investment Income               and Reimbursements
             ------------------------------      ------------------------------
              2000  1999   1998  1997  1996      2000   1999  1998  1997  1996
             -----  ----- ----- ----- -----      -----  ----- ----- ----- -----
Class Y      $0.02  $0.02 $0.02 $0.03 $0.07      0.79%  0.86% 0.82% 0.94% 1.36%

  Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended November 30, 2000:

      . 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

              27 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

  Independent Auditors' Report

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Maturity California Municipals Fund of Smith Barney Investment Trust as of November 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Maturity California Municipals Fund of Smith Barney Investment Trust as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                 /s/ KPMG LLP
New York, New York
January 12, 2001

              28 Intermediate Maturity California Municipals Fund |
                       2000 Annual Report to Shareholders

    SMITH BARNEY
INTERMEDIATE MATURITY
CALIFORNIA MUNICIPALS
        FUND



TRUSTEES
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus


OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
SSB Citi Fund Management LLC


DISTRIBUTOR
Salomon Smith Barney Inc.


CUSTODIAN
PFPC Trust Company


TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004


SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Intermediate Maturity
California Municipals Fund

     This report is submitted for general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity California Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

     SMITH BARNEY INTERMEDIATE MATURITY
     CALIFORNIA MUNICIPALS FUND
     Smith Barney Mutual Funds
     388 Greenwich Street, MF-2
     New York, New York 10013


     For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



     www.smithbarney.com/mutualfunds



[LOGO OF SALOMON SMITH BARNEY]



Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0310 1/01

                                 SMITH BARNEY
                                 INTERMEDIATE
                               MATURITY NEW YORK
                                MUNICIPALS FUND

              CLASSIC SERIES | ANNUAL REPORT | NOVEMBER 30, 2000




                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]




            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO OF HEATH B. MCLENDON]

HEATH B. MCLENDON
CHAIRMAN


The year 2000 began with difficulty for the U.S. bond market, as trends that had been overlooked in late 1999 began to take effect. As a cautionary stance against a potentially overheated economy, the Federal Reserve Board ("Fed") raised short-term interest rates in February, March and May 2000. This action, combined with the euro's/1/ persistent weakness against the U.S. dollar and a spike in oil prices, led to a decline of bond prices during the first half of the year./2/

By mid-year, slowing growth in the economy and little sign of inflation led the Fed to halt its tightening policy. The current Fed policy -- combined with increasingly volatile stock markets and negative corporate earnings announcements -- drove many investors to the bond markets. These factors combined with a decrease in supply, which has resulted from the federal government buying back long-term government bonds early in 2000, has led to an environment of increasing yields on corporate and municipal bonds in the later half of 2000.

The Smith Barney Intermediate Maturity New York Municipals Fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal./3/ Experienced bond manager Joe Deane and his investment team search for the most attractive yields among investment-grade/4/ municipal bonds with an average maturity of three to ten years.

Joe and his investment team believe intermediate-term municipal bonds currently offer attractive value for investors seeking tax-exempt income because normally intermediate-term high quality municipal bonds have offered higher yield potential than short-term bonds and potentially less volatility than longer-term maturity municipal bonds.

Thank you for entrusting SSB Citi Asset Management Group with the management of your assets.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman


December 31, 2000

---------
1 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

2  Bond prices move inversely to changes in interest rates.

3 Please note, a portion of the income from this fund may be subject to the Alternative Minimum Tax ("AMT").

4 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the Fund's Board of Trustees to be of equivalent quality.

              1 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the annual report for the Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") for the year ended November 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. We hope that you find this report to be useful and informative.

Performance Update

For the year ended November 30, 2000, the Fund's Class A shares, without and with sales charges, returned 7.04% and 4.89%, respectively. In comparison, the Lehman Brothers Municipal Bond Index/1/ returned 8.18% for the same period. Past performance is not indicative of future results.

Market Review

Municipal bonds have been a very simple story throughout 2000. They started off at relatively inexpensive valuations, and then rallied. Stable interest rates and a robust economy with few excesses are painting a bullish picture for bonds in general, while declining new issue supply is further bolstering the municipal bond market. In addition, a slowing yet still vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving comfort to investors regarding the credit-worthiness of their securities.

From our point of view, the year has been positive for the municipal bond market. As the stock markets went down in March and April 2000, municipal bonds forged ahead slowly but relentlessly. The municipal bond market is in a state of flux that we believe may lead to investment opportunities. The federal government did a buy-back of long-term government bonds early in 2000, further driving down yields.

To ease tight labor markets and to curb inflationary pressures, the Federal Reserve Board ("Fed") has raised rates by 175 basis points/2/ since mid-1999, to 6.5%./3/ Chairman Alan Greenspan seems to believe that a "soft landing" is on course, as weaker share prices and tighter financial conditions dampen consumer spending. Amid signs that America's economy is slowing, Greenspan admitted that inflation is no longer his primary concern. With the economy showing signs that the pace

---------
1 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

2  A basis point is 0.01% or one one-hundredth of a percent.

3 On January 3, 2001, after this letter was written, the Fed cut interest rates by one-half point.

              2 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders
of growth is easing, we think the slowdown ought to provide some cushion for interest rates to decline in the coming months. Although the Fed seems likely to keep rates steady in the near term, it may ease monetary policy in 2001. In fact, the markets are already discounting a half-point cut in rates in the first half of 2001.

After accelerating sharply through the early months of 2000, global economic growth appears to be peaking. A major contributor to stabilization appears to be tighter financial conditions. Fed-imposed interest rate increases have effectively moderated U.S. economic expansion. Among bond market pundits, news of an economic slowdown calms fears of rising inflation and fosters positive feelings regarding the future direction of bond prices.

The issuance of new municipal bonds continues to lag 1999's pace, and the effects are both negative and positive. An infusion of new municipal bonds, when held to a reasonable amount, is generally beneficial, because it often is the catalyst for a vibrant trading atmosphere wherein purchases and sales can be executed with relative ease. The reverse is also true: less activity in the primary market dampens enthusiasm and diminishes trading activity, so opportune trades that might have occurred do not.

The upside of the present environment is that demand for bonds is fairly constant, so reduced supply provides support to market prices. As a result, during these times of rapid interest rate movements, much of the price volatility which is experienced in other fixed-income markets, and which many investors find so unsettling, can be smoothed in the municipal bond market.

Municipal bond prices in general have been very firm lately. While yields have fallen since spring, the decline has not been as drastic as it has been for U.S. Treasuries. Since May, a triple-A rated 10-year municipal index has experienced price improvement (i.e., a yield decline) of 50 basis points or more. Moreover, demand in the municipal bond market has been steady to increasing as recent volatility in the stock market undoubtedly leads some investors to rethink their portfolio mix, and to establish or augment bond positions in their portfolios.

              3 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

New York Economic Highlights/4/

New York State is the 10th largest economy in the world. The State's gross state product is $593 billion, which accounts for roughly 8% of the U.S. gross domestic product ("GDP")./5/ New York has a broad and diverse economy led by the services industry, particularly financial and health services, as well as information and media services, fashion, transportation equipment and distribution industries.

Over the past few years, the Empire State has aggressively created a top-notch business climate, which has clearly contributed to the state's current robust economic growth. This has been accomplished by changes in the state's economic policy, as well as cutting taxes, controlling spending and eliminating red tape. These efforts, along with others such as prudent fiscal practices and strong job growth have improved New York's economic competitiveness.

In our opinion, due to the sustained economic growth, New York State's future remains bright. While the Empire State's debt structure is complex, the burden on resources remains moderate and going forward we remain cautiously optimistic about the attractiveness of select New York municipal securities.

Investment Strategy

The Fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York state and New York City income taxes as is consistent with the preservation of principal./6/

During the past year, the Fund focused on general obligation bonds (19.4%), education bonds (16.9%) and transportation bonds (12.3%) because we believe these sectors offered good relative value. In addition, as of November 30, 2000, 96.2% of the Fund's holdings were rated investment-grade/7/ and 53% of the Fund was invested in AAA/Aaa, the highest possible rating.

In our view, the municipal bond market has provided us with excellent investment opportunities during the period. Since interest rates have advanced to higher levels, we have added discounted high quality bonds at the long end of the

---------
4  Sources: Fitch IBCA, Inc., Duff & Phelps.

5 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

6 Please note a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").

7 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Rating Services, or have an equivalent rating by any nationally recognized statistical ratings organization, or are determined by the Fund's Board of Trustees to be of equivalent quality.

              4 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders
yield curve,/8/ essentially investing our excess cash at higher yields. We are buying fairly long with respect to our maturities in double-A or triple-A bonds, some discount bonds for potential upside.

The Fund's investment strategy going forward will be three-fold:

   . Selectively lengthening maturities in the Fund's portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

   . Adding to the Fund's call protection by buying bonds with longer call protection than the municipal bonds we have sold; and

   .  Continuing to focus on investing generally in high-grade issues.

Another one of our objectives is to sell off some of our shorter-term bonds that were purchased in the beginning of 1999 when we believed the municipal bond market to be more vulnerable and we wanted to become more defensive. We see the best opportunities for reward potential right now at the long end of the yield curve where we believe we can seek to lock in today's higher interest rates.

Market Outlook

We expect lower interest rates to bring the U.S. economy in for a "soft landing." With the end of the presidential elections, we have gained a somewhat clearer insight into the political environment confronting municipal bonds. In general, we think future conditions should be relatively benign compared to prior years. While the outcome of the contested presidential race is important to specific sectors of the municipal market, we think the overall strength of municipal bonds should continue.

We also believe that demand for municipal bonds should remain strong based on economic issues related to the political campaign. One of the main topics is how to spend the enormous federal surplus being accumulated. The Congressional Budget Office's baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. In fact, the total budget surplus over the next ten years is projected to be about $4.6 trillion, part of which may be devoted to debt reduction. The gradual elimination of outstanding U.S. Treasury debt over the next decade may continue, putting sovereign debt of all types, including municipal bonds, in short supply. For this reason, we expect demand for municipals to remain robust over the near term.

---------
8 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

              5 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

In our judgment, a number of factors bode well for the municipal market. The supply picture for the municipal market is unlikely to change much in 2001. We estimate that net municipal issuance next year will be about $200 billion, not far from the $185 billion that is likely for 2000. That would be a very manageable number, in our view, particularly in light of the shrinking supply of U.S Treasury securities. Given the thinly traded market and lack of liquidity that currently exist, we believe that any positive catalyst, such as an increase in issue volume, could give the market much needed momentum.

Thank you for your investment in the Smith Barney Intermediate Maturity New York Municipals Fund.

Sincerely,

/s/ Joseph P. Deane

Joseph P. Deane
Vice President and Investment Officer

December 31, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2000 and is subject to change.

              6 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Historical Performance -- Class A Shares

                       Net Asset Value
                     -------------------
                     Beginning     End      Income    Capital Gain   Total
Year Ended            of Year    of Year   Dividends  Distributions Returns/(1)/
================================================================================
11/30/00               $8.28      $8.46       $0.39        $0.00        7.04%
--------------------------------------------------------------------------------
11/30/99                8.76       8.28        0.38         0.00       (1.18)
--------------------------------------------------------------------------------
11/30/98                8.57       8.76        0.40         0.00        7.01
--------------------------------------------------------------------------------
11/30/97                8.47       8.57        0.41         0.00        6.23
--------------------------------------------------------------------------------
11/30/96                8.48       8.47        0.41         0.00        4.85
--------------------------------------------------------------------------------
11/30/95                7.80       8.48        0.41         0.00       14.31
--------------------------------------------------------------------------------
11/30/94                8.54       7.80        0.40         0.02       (3.97)
--------------------------------------------------------------------------------
11/30/93                8.18       8.54        0.40         0.02        9.76
--------------------------------------------------------------------------------
Inception* - 11/30/92   7.90       8.18        0.38         0.00        8.59+
================================================================================
Total                                         $3.58        $0.04
================================================================================

Historical Performance -- Class L Shares

                       Net Asset Value
                     -------------------
                     Beginning     End      Income    Capital Gain   Total
Year Ended            of Year    of Year   Dividends  Distributions Returns/(1)/
================================================================================
11/30/00               $8.27      $8.46       $0.37        $0.00        6.97%
--------------------------------------------------------------------------------
11/30/99                8.76       8.27        0.36         0.00       (1.49)
--------------------------------------------------------------------------------
11/30/98                8.57       8.76        0.38         0.00        6.79
--------------------------------------------------------------------------------
11/30/97                8.47       8.57        0.39         0.00        6.00
--------------------------------------------------------------------------------
11/30/96                8.48       8.47        0.39         0.00        4.64
--------------------------------------------------------------------------------
Inception* - 11/30/95   7.87       8.48        0.38         0.00       13.01
================================================================================
Total                                         $2.27        $0.00
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

               7 Intermediate Maturity New York Municipals Fund |
                       2000 Annual Report to Shareholders

Average Annual Total Returns

                                                      Without Sales Charges/(1)/
                                                     ---------------------------
                                                        Class A       Class L
================================================================================
Year Ended 11/30/00                                      7.04%         6.97%
--------------------------------------------------------------------------------
Five Years Ended 11/30/00                                4.74          4.53
--------------------------------------------------------------------------------
Inception* through 11/30/00                              5.77          5.90
================================================================================

                                                        With Sales Charges/(2)/
                                                     ---------------------------
                                                        Class A       Class L
================================================================================
Year Ended 11/30/00                                      4.89%         4.95%
--------------------------------------------------------------------------------
Five Years Ended 11/30/00                                4.33          4.31
--------------------------------------------------------------------------------
Inception* through 11/30/00                              5.53          5.72
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                      Without Sales Charges/(1)/
================================================================================
Class A (Inception* through 11/30/00)                          64.95%
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/00)                          41.06
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A and L shares are December 31, 1991 and December 5, 1994, respectively.


               8 Intermediate Maturity New York Municipals Fund |
                       2000 Annual Report to Shareholders

Historical Performance (unaudited)

               Growth of $10,000 Invested in Class A Shares of the
           Smith Barney Intermediate Maturity New York Municipals Fund
                vs. Lehman Brothers 10-Year Municipal Bond Index,
                      Lehman Brothers Municipal Bond Index
          and Lipper New York Intermediate Municipal Debt Fund Average+
--------------------------------------------------------------------------------
                         December 1991 -- November 2000

                                    [GRAPH]

Smith Barney Intermediate Maturity New York Municipals Lehman Brothers 10 Year
Municipal Bond Fund Index   LIpper Peer Group Average   Lehman Bros. Municipal Bond Index

12/31/91                    $ 9,802               $10,000               $10,000               $10,000
  Nov-92                     10,644                10,767                10,685                10,772
  Nov-93                     11,683                12,028                11,625                11,967
  Nov-94                     11,219                11,491                11,230                11,338
  Nov-95                     12,824                13,623                12,796                13,481
  Nov-96                     13,447                14,394                13,383                14,274
  Nov-97                     14,284                15,410                14,134                15,297
  Nov-98                     15,285                16,660                15,054                16,485
  Nov-99                     15,104                16,708                15,351                16,308
11/30/00                     16,168                17,986                16,376                17,642


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2000. The Lehman Brothers 10-Year Municipal Bond Index is a broad-based index comprised of approximately 5,200 bonds totaling approximately $63 billion in market capitalization. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The Lipper New York Intermediate Municipal Debt Fund Average is an average of the Fund's peer group of mutual funds (18 funds as of November 30, 2000) investing in intermediate maturity New York tax-exempt bonds. The performance of the Fund's other class may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. An investor may not invest directly in an index.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the Lehman Brothers Municipal Bond Index more accurately reflects the current composition of the Smith Barney Intermediate New York Municipals Fund than the Lehman Brothers 10-Year Municipal Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers 10-Year Municipal bond Index.

               9 Intermediate Maturity New York Municipals Fund |
                       2000 Annual Report to Shareholders

Portfolio Highlights (unaudited)

                              Industry Breakdown*

                                   [GRAPH]

                           19.4%             General Obligation
                            3.7%             Government Facilities
                            6.3%             Hospitals
                            7.1%             Industrial Development
                           15.8%             Other
                            3.6%             Pollution Control
                           12.3%             Transportation
                            3.2%             Finance
                           11.7%             Water and Sewer
                           16.9%             Education


                  Summary of Investments by Combined Ratings*


                                    Standard &                  Percentage of
  Moody's            and/or            Poor's                 Total Investments
--------------------------------------------------------------------------------
   Aaa                                   AAA                         53.0%
   Aa                                    AA                          22.0
    A                                     A                          10.1
   Baa                                   BBB                         11.1
  VMIG 1                                 N/A                          1.4
   NR                                    NR                           2.4
                                                                    100.0%

----------------
* As a percentage of total investments. All information is as of November 30, 2000. Please note that Portfolio holdings are subject to change.

              10 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Schedule of Investments                                        November 30, 2000


  FACE
 AMOUNT      RATING(a)                SECURITY                                               VALUE
=====================================================================================================
Education -- 16.9%
$1,000,000   A       City University of New York, COP, John Jay College,
                       6.000% due 8/15/06                                                  $1,063,750
   860,000   Aaa*    Huntington Union Free School District, FGIC-Insured,
                       5.500% due 7/15/11                                                     908,375
                     Nassau County Industrial Development Agency, Civic Facility
                       Revenue, Refunded, (Hofstra University Project), MBIA-Insured:
 1,250,000   AAA         5.250% due 7/1/13                                                  1,285,938
 2,000,000   AAA         5.250% due 7/1/14                                                  2,050,000
 2,000,000   AAA     New York Educational Construction Fund, Series A,
                       MBIA-Insured, 6.500% due 4/1/04                                      2,127,500
                     New York State Dormitory Authority, Revenue Bonds:
   500,000   AAA       College and University Educational Loan, MBIA-Insured,
                        6.200% due 7/1/01 (b)                                                 505,080
   640,000   Aaa*      New York Law School, AMBAC-Insured, 5.200% due 7/1/08                  662,400
 1,100,000   AA        Saint Thomas Aquinas, 5.000% due 7/1/14                              1,065,625
------------------------------------------------------------------------------------------------------
                                                                                            9,668,668
------------------------------------------------------------------------------------------------------
Finance -- 3.2%
                     City of Troy Municipal Assistance Corp., MBIA-Insured:
 1,080,000   AAA       Series A, 5.000% due 1/15/08                                         1,104,300
 1,990,000   AAA       Series B, zero coupon due 1/15/19                                      731,325
------------------------------------------------------------------------------------------------------
                                                                                            1,835,625
------------------------------------------------------------------------------------------------------
General Obligation -- 19.4%
   400,000   AAA     Albany City School District, GO, Series B, MBIA-Insured,
                       6.000% due 12/15/00                                                    400,188
                     Buffalo GO:
   205,000   AAA       Series A, MBIA-Insured, 5.900% due 4/1/01                              206,064
                       Series B:
 1,540,000   AAA         4.750% due 2/1/16                                                  1,430,275
   385,000   AAA         Escrowed to maturity with U.S. government securities,
                           MBIA-Insured, 5.900% due 4/1/01                                    386,998
 1,000,000   AAA     Erie County Public Improvement Project, GO, Series A,
                       FGIC-Insured, 5.750% due 10/1/11                                     1,075,000
 1,000,000   AA      Monroe County Public Improvement Project, GO,
                       Series A, 6.000% due 3/1/18                                          1,087,500
 1,000,000   AAA     Nassau County GO, Combined Sewer District, Series E,
                       MBIA-Insured, 5.400% due 5/1/10                                      1,041,250
                     New York City GO:
 2,000,000   A         Series A, 7.000% due 8/1/04                                          2,160,000
                       Series B:
   245,000   A           6.250% due 10/1/01                                                   248,741
   255,000   A           Escrowed to maturity with U.S. government securities,
                           6.250% due 10/1/01 (c)                                             259,039
   100,000  VMIG 1*      FGIC-Insured, 4.500% due 10/1/20 (d)                                 100,000

                       See Notes to Financial Statements.


              11 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders


Schedule of Investments                                        November 30, 2000

  FACE
 AMOUNT     RATING(a)              SECURITY                                                  VALUE
=====================================================================================================
General Obligation -- 19.4% (continued)
                       Series E-5, LOC-Morgan Guaranty Trust:
$   50,000  VMIG 1*      4.250% due 8/1/10 (d)                                              $  50,000
   150,000  VMIG 1*      4.250% due 8/1/16 (d)                                                150,000
   435,000  AAA      Niagara County GO, Environmental Infrastructure,
                       Series A, MBIA-Insured, 5.250% due 8/15/13                             448,050
   275,000  Aaa*     North Hempstead GO, FGIC-Insured, 5.000% due 5/15/12                     277,750
   630,000  Aaa*     Nyack Unified Free School District, GO, FGIC-Insured,
                       5.250% due 12/15/15                                                    644,175
 1,125,000  AAA      Yonkers GO, Series A, FGIC-Insured, 5.000% due 9/1/14                  1,102,500
-----------------------------------------------------------------------------------------------------
                                                                                           11,067,530
-----------------------------------------------------------------------------------------------------
Government Facilities -- 3.7%
 1,900,000  AA-      New York State Urban Development, Correctional Facilities,
                       Series A, 6.500% due 1/1/09                                          2,104,250
-----------------------------------------------------------------------------------------------------
Hospitals -- 6.3%
                     New York State Dormitory Authority, Revenue Bonds:
    60,000  AA         Genessee Valley, Series B, FHA-Insured,
                         6.300% due 8/1/02                                                     61,650
 1,000,000  AA-        Mental Health Services Facilities Improvement,
                         6.000% due 2/15/12                                                 1,082,500
   500,000  Baa2*      Nyack Hospital, Series A, 6.250% due 7/1/13                            499,375
 1,000,000  AAA        Presbyterian Hospital, Series A, AMBAC/FHA-Insured,
                         5.500% due 2/15/07                                                 1,045,000
                     New York State Medical Care Facilities, Revenue Bonds:
   725,000  AA-        Mental Health Services Facility, 6.100% due 2/15/02                    738,594
                       Methodist Hospital, FHA-Insured:
   130,000  AA           Series A, (Escrowed to maturity with U.S. government
                           securities), 6.000% due 8/15/02 (c)                                130,881
    50,000  AAA          Series C, 5.900% due 8/15/02                                          50,375
-----------------------------------------------------------------------------------------------------
                                                                                            3,608,375
-----------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.1%
 1,000,000  AAA      New York State Housing Corp., (Battery Park City Project),
                       6.000% due 11/1/03                                                   1,037,500
   185,000  Aa*      North Tonawanda Housing Development Corp.,
                       Mortgage Revenue, Bishop Gibbons, Series B,
                       FHA-Insured, 6.350% due 12/15/02                                       189,625
-----------------------------------------------------------------------------------------------------
                                                                                            1,227,125
-----------------------------------------------------------------------------------------------------
Industrial Development -- 7.1%
   535,000  A        Amherst Industrial Development Agency, Lease Revenue,
                       Multi-Surface Rink Complex, Series A, (Escrowed to
                       maturity with U.S. government securities), LOC-Keybank,
                       5.050% due 10/1/05 (c)                                                 547,706


                       See Notes to Financial Statements.


              12 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Schedule of Investments (continued)                            November 30, 2000


  FACE
 AMOUNT     RATING(a)                   SECURITY                                             VALUE
=====================================================================================================
Industrial Development -- 7.1% (continued)
$ 500,000   Baa3*    New York City IDA, Civil Facilities Revenue, (YMCA Greater
                       NY Project), 6.000% due 8/1/07                                      $  511,250
  605,000   AA-      Onondaga County IDA, (Syracuse Home Association
                       Project), 5.000% due 12/1/13                                           577,775
1,000,000   A        Syracuse Industrial Development Agency, Civic Facilities
                       Revenue, (Crouse Health Inc. Project), 5.000% due 1/1/10               971,250
                     Westchester County IDA:
1,000,000   AAA        Resource Recovery Revenue, (Westchester Resco Co.
                         Project), AMBAC-Insured, 6.000% due 7/1/09 (b)                     1,080,000
  355,000   NR         Revenue Bonds, (Escrowed to maturity with
                         U.S. government securities), (AGR Realty Co. Project),
                         5.750% due 1/1/02 (c)                                                359,544
-----------------------------------------------------------------------------------------------------
                                                                                            4,047,525
-----------------------------------------------------------------------------------------------------
Life Care Systems -- 1.1%
  635,000   AA       New York State Dormitory Authority Revenue, Hebrew
                       Home for the Aged, FHA-Insured, 5.625% due 2/1/17                      640,556
-----------------------------------------------------------------------------------------------------
Miscellaneous -- 9.8%
  500,000   A        Capital District Youth Center, Lease Revenue, LOC-Key Bank,
                       6.000% due 2/1/17                                                      505,000
                     New York City Transitional Finance Authority Revenue,
                       Future Tax Secured:
1,450,000   AA+          Series A, 4.750% due 11/15/16                                      1,366,625
  100,000   VMIG 1*      Series B-2, 4.200% due 11/1/26 (d)                                   100,000
1,000,000   AAA      Suffolk County Judicial Facilities Agency, Service Agreement
                       Revenue, John P. Cohalan Complex, AMBAC-Insured,
                       5.750% due 10/15/11                                                  1,073,750
                     Virgin Islands Public Finance Authority Revenue, Series A:
1,580,000   BBB-       5.300% due 10/1/11                                                   1,554,325
1,000,000   BBB-       5.500% due 10/1/13                                                     990,000
-----------------------------------------------------------------------------------------------------
                                                                                            5,589,700
-----------------------------------------------------------------------------------------------------
Pollution Control -- 3.6%
  750,000   BBB+     Essex County Industrial Development Agency, PCR,
                       5.700% due 7/1/16 (b)                                                  726,563
  500,000   AAA      New York State Environmental Facilities Corp., PCR,
                       Series A, 5.950% due 3/15/02                                           510,000
  800,000   BBB      Oneida-Herkimer Solid Waste Management Authority,
                       6.300% due 4/1/01                                                      804,936
-----------------------------------------------------------------------------------------------------
                                                                                            2,041,499
-----------------------------------------------------------------------------------------------------
Public Facilities -- 1.1%
  600,000   AAA      Puerto Rico Public Buildings Authority, Public Education
                       and Health Facilities Refunding, Series K, FGIC-Insured,
                       6.000% due 7/1/01                                                      607,212
-----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

               13 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Schedule of Investments (continued)                            November 30, 2000


  FACE
 AMOUNT     RATING(a)                       SECURITY                                          VALUE
=====================================================================================================
Transportation -- 12.3%
$  560,000  BBB      Guam Transportation Authority Revenue, Series A,
                       5.700% due 10/1/01                                                   $ 565,107
 1,545,000  AA-      New York State Thruway Authority, General Revenue,
                       Series E, 5.000% due 1/1/16                                          1,506,375
 1,000,000  AA-      New York State Thruway Authority, Service Contract,
                       Local Highway and Bridges, 6.000% due 4/1/02                         1,018,750
   600,000  AAA      Niagara Falls Bridge Commission, Toll Revenue, Series B,
                       FGIC-Insured, 5.250% due 10/1/15                                       612,000
 1,215,000  AAA      Niagara Frontier Transportation Authority, Greater Buffalo
                       International Airport, Series B, AMBAC-Insured,
                       5.750% due 4/1/04 (b)                                                1,217,867
                     Port Authority of New York & New Jersey, Revenue Bonds:
 1,000,000  NR         6.750% due 10/1/11 (b)                                               1,028,750
   400,000  VMIG 1*    Series 5, 4.100% due 8/1/24 (d)                                        400,000
   670,000  Baa1*    Syracuse COP, Hancock International Airport,
                       6.300% due 1/1/02 (b)                                                  679,092
-----------------------------------------------------------------------------------------------------
                                                                                            7,027,941
-----------------------------------------------------------------------------------------------------
Utilities -- 1.7%
 1,000,000  AAA      Long Island Power Authority, Electric System Revenue,
                       FSA-Insured, 5.000% due 12/1/15                                        977,500
-----------------------------------------------------------------------------------------------------
Water and Sewer -- 11.7%
 3,250,000  AAA      New York City Municipal Water Finance Authority,
                       Series D, MBIA-Insured, 5.000% due 6/15/15                           3,180,938
 1,000,000  Aa1*     New York State Environmental Facility Corp., Clean
                       Water & Drinking, Series F, 5.250% due 6/15/14                       1,012,500
 1,390,000  AAA      Suffolk County Southwest Sewer District, GO, MBIA-Insured,
                       6.000% due 2/1/07                                                    1,497,725
 1,000,000  AAA      Suffolk County Water Authority, Waterworks Revenue,
                       MBIA-Insured, 5.100% due 6/1/09                                      1,027,500
-----------------------------------------------------------------------------------------------------
                                                                                            6,718,663
-----------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $55,680,377**)                                              $57,162,169
=====================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 15 and 16 for definitions of ratings and certain security descriptions.

                      See Notes to Financial Statements.

               14 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered as medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR      -- Indicates that the bond is not rated by Standard & Poor's or
           Moody's.

               15 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Short-Term Security Ratings (unaudited)

VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Security Descriptions (unaudited)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand

               16 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Statement of Assets and Liabilities                            November 30, 2000

ASSETS:
  Investments, at value (Cost-- $55,680,377)                       $ 57,162,169
  Cash                                                                   18,150
  Interest receivable                                                   946,140
  Receivable for securities sold                                         85,000
  Receivable for Fund shares sold                                        80,000
--------------------------------------------------------------------------------
  Total Assets                                                       58,291,459
--------------------------------------------------------------------------------
LIABILITIES:
  Administration fees payable                                            18,725
  Investment advisory fees payable                                       15,570
  Distribution fees payable                                               3,583
  Accrued expenses                                                       60,064
--------------------------------------------------------------------------------
  Total Liabilities                                                      97,942
--------------------------------------------------------------------------------
Total Net Assets                                                    $58,193,517
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                          $   6,876
  Capital paid in excess of par value                                58,747,765
  Undistributed net investment income                                    10,633
  Accumulated net realized loss from security transactions           (2,053,549)
  Net unrealized appreciation of investments                          1,481,792
--------------------------------------------------------------------------------
Total Net Assets                                                    $58,193,517
================================================================================
Shares Outstanding:
  Class A                                                             6,291,935
--------------------------------------------------------------------------------
  Class L                                                               584,525
Net Asset Value:
  Class A (and redemption value)                                          $8.46
--------------------------------------------------------------------------------
  Class L *                                                               $8.46
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)       $8.63
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)       $8.55
================================================================================

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

              17 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Statement of Operations                     For the Year Ended November 30, 2000

INVESTMENT INCOME:
   Interest                                                          $3,184,301
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                    176,419
   Administration fees (Note 2)                                         117,613
   Distribution fees (Note 2)                                            97,369
   Shareholder and system servicing fees                                 50,968
   Shareholder communications                                            34,304
   Pricing service fees                                                  15,696
   Audit and legal                                                       15,683
   Custody                                                                6,310
   Registration fees                                                      4,549
   Trustees' fees                                                         3,342
   Other                                                                  7,294
--------------------------------------------------------------------------------
   Total Expenses                                                       529,547
   Less: Investment advisory and administration fee waivers (Note 2)    (82,329)
--------------------------------------------------------------------------------
   Net Expenses                                                         447,218
--------------------------------------------------------------------------------
Net Investment Income                                                 2,737,083
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             12,470,461
     Cost of securities sold                                         12,800,873
--------------------------------------------------------------------------------
   Net Realized Loss                                                   (330,412)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                   10,188
     End of year                                                      1,481,792
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            1,471,604
--------------------------------------------------------------------------------
Net Gain on Investments                                               1,141,192
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $3,878,275
================================================================================


                      See Notes to Financial Statements.

               18 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Statements of Changes in Net Assets

                                                For the Years Ended November 30,
                                                       2000             1999
================================================================================
OPERATIONS:
   Net investment income                          $   2,737,083    $  2,810,096
   Net realized loss                                   (330,412)       (454,165)
   Increase (decrease) in net unrealized
     appreciation                                     1,471,604      (3,221,396)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Operations                                       3,878,275        (865,465)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
   Net investment income                             (2,721,371)     (2,809,830)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                   (2,721,371)     (2,809,830)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                   6,260,841      19,640,773
   Net asset value of shares issued for
     reinvestment of dividends                        1,763,792       1,875,275
   Cost of shares reacquired                        (15,841,432)    (11,858,196)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                         (7,816,799)      9,657,852
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    (6,659,895)      5,982,557

NET ASSETS:
   Beginning of year                                 64,853,412      58,870,855
--------------------------------------------------------------------------------
   End of year*                                     $58,193,517     $64,853,412
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                           $10,633         $(5,079)
================================================================================

                       See Notes to Financial Statements.

               19 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies

Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate non-diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Core Fund, formerly Smith Barney Mid Cap Blend Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund, formerly Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.


             20  Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

During November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums or accrete discounts in all cases. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.


2. Investment Advisory Agreement, Administration Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2000, SSBC waived $49,397 of its investment advisory fee.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2000, SSBC waived $32,932 of its administration fee.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for


             21  Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders
shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended November 30, 2000, the Fund paid transfer agent fees of $13,951 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

For the year ended November 30, 2000, SSB and CFBDS received sales charges of $42,000 and $15,000 on sales of the Fund's Class A and L shares, respectively. There were no CDSCs paid to SSB for the year ended November 30, 2000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20% of the average daily net assets.

For the year ended November 30, 2000, total Distribution Plan fees incurred were:
                                                        Class A       Class L
================================================================================
Distribution Plan Fees                                  $81,341        $16,028
================================================================================

All officers and one Trustee of the Fund are employees of SSB.


3. Exempt-Interest Dividends and Other Distributions
The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


             22  Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

4. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

5. Investments

During the year ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $ 5,670,859
--------------------------------------------------------------------------------
Sales                                                                 12,470,461
================================================================================

At November 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $1,677,855
Gross unrealized depreciation                                          (196,063)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $1,481,792
================================================================================

6. Capital Loss Carryforward

At November 30, 2000, the Fund had, for Federal income tax purposes, approximately $2,052,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

                            2002        2003       2004        2007      2008
================================================================================
Carryforward Amounts      $856,000    $337,000    $76,000    $454,000  $329,000
================================================================================

             23 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

7. Shares of Beneficial Interest

At November 30, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At November 30, 2000, total paid-in capital amounted to the following for each class:

                                                        Class A       Class L
================================================================================
Total Paid-in Capital                                  $53,691,294  $5,063,347
================================================================================

Transactions in shares of each class were as follows:

                                 Year Ended                  Year Ended
                              November 30, 2000           November 30, 1999
                            ---------------------       ---------------------
                            Shares         Amount       Shares         Amount
================================================================================
Class A
Shares sold                639,603    $  5,333,051    2,067,594    $ 17,655,669
Shares issued on
  reinvestment             193,439       1,601,256      201,079       1,710,081
Shares reacquired       (1,776,886)    (14,647,013)  (1,270,139)    (10,724,174)
--------------------------------------------------------------------------------
Net Increase (Decrease)   (943,844)   $ (7,712,706)     998,534    $  8,641,576
================================================================================
Class L
Shares sold                110,623    $    927,790      228,446    $  1,985,104
Shares issued on
  reinvestment              19,636         162,536       19,436         165,194
Shares reacquired         (144,675)     (1,194,419)    (133,953)     (1,134,022)
--------------------------------------------------------------------------------
Net Increase (Decrease)    (14,416)   $   (104,093)     113,929    $  1,016,276
================================================================================

               24 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:

Class A Shares                           2000/(1)/ 1999/(1)/ 1998     1997    1996
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $ 8.28   $ 8.76   $ 8.57   $ 8.47  $ 8.48
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                0.39     0.38     0.40     0.41    0.41
  Net realized and unrealized gain (loss)   0.18    (0.48)    0.19     0.10   (0.01)
------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.57    (0.10)    0.59     0.51    0.40
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.39)   (0.38)   (0.40)   (0.41)  (0.41)
------------------------------------------------------------------------------------
Total Distributions                        (0.39)   (0.38)   (0.40)   (0.41)  (0.41)
------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 8.46   $ 8.28   $ 8.76   $ 8.57  $ 8.47
------------------------------------------------------------------------------------
Total Return                                7.04%   (1.18)%   7.01%    6.23%   4.85%
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $53,248  $59,896  $54,624  $48,759 $49,355
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                             0.75%    0.73%    0.70%    0.67%   0.66%
  Net investment income                     4.67     4.47     4.59     4.83    4.86
------------------------------------------------------------------------------------
Portfolio Turnover Rate                       10%      23%      53%      52%     67%
====================================================================================

(1) Per share amounts have been calculated using the average shares method.
(2) The investment adviser has waived all or part of its fees for each of the years in the five-year period ended November 30, 2000. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                   Per Share Decreases to                Expense Ratios
                    Net Investment Income              Without Fee Waivers
                -----------------------------     -----------------------------
                 2000  1999  1998  1997  1996      2000  1999  1998  1997  1996
                ----- ----- ----- ----- -----     ----- ----- ----- ----- -----
    Class A     $0.01 $0.01 $0.02 $0.03 $0.04     0.89% 0.88% 0.89% 0.98% 1.08%


               25 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, except where noted:


Class L Shares                        2000/(1)/   1999/(1)/   1998/(2)/   1997    1996
========================================================================================
Net Asset Value, Beginning of Year     $ 8.27      $ 8.76      $ 8.57    $ 8.47  $ 8.48
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/             0.37        0.37        0.38      0.39    0.39
  Net realized and unrealized
    gain (loss)                          0.19       (0.50)       0.19      0.10   (0.01)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.56       (0.13)       0.57      0.49    0.38
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.37)      (0.36)      (0.38)    (0.39)  (0.39)
----------------------------------------------------------------------------------------
Total Distributions                     (0.37)      (0.36)      (0.38)    (0.39)  (0.39)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year           $ 8.46      $ 8.27      $ 8.76    $ 8.57  $ 8.47
----------------------------------------------------------------------------------------
Total Return                             6.97%      (1.49)%      6.79%     6.00%   4.64%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $4,946      $4,957      $4,247    $2,283  $1,192
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                          0.94%       0.92%       0.89%     0.89%   0.88
  Net investment income                  4.48        4.28        4.38      4.61    4.64
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                    10%         23%         53%       52%     67
========================================================================================

/(1)/ Per share amounts have been calculated using the average shares method. /(2)/ On June 12, 1998, Class C shares were renamed Class L shares.
/(3)/ The investment adviser has waived all or part of its fees for each of the years in the five-year period ended November30, 2000. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                      Per Share Decreases to               Expense Ratios
                      Net Investment Income             Without Fee Waivers
                  -----------------------------   -----------------------------
                   2000  1999  1998  1997  1996    2000  1999  1998  1997  1996
                  ----- ----- ----- ----- -----   ----- ----- ----- ----- -----
    Class L       $0.01 $0.01 $0.01 $0.03 $0.02   1.08% 1.07% 1.09% 1.20% 1.30%



               26 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Independent Auditors' Report

The Shareholders and Board of Trustees
of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") of Smith Barney Investment Trust as of November 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Maturity New York Municipals Fund of Smith Barney Investment Trust as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                             /s/ KPMG LLP


New York, New York
January 12, 2001


               27 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 2000:

     . 99.86% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


             28 Intermediate Maturity New York Municipals Fund |
                      2000 Annual Report to Shareholders

Smith Barney
Intermediate Maturity
New York Municipals Fund

   Trustees
   Herbert Barg
   Alfred J. Bianchetti
   Martin Brody
   Dwight B. Crane
   Burt N. Dorsett
   Elliot S. Jaffe
   Stephen E. Kaufman
   Joseph J. McCann
   Heath B. McLendon, Chairman
   Cornelius C. Rose, Jr.
   James J. Crisona, Emeritus

   Officers
   Heath B. McLendon
   President and Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President and Treasurer

   Joseph P. Deane
   Vice President and Investment Officer

   Paul A. Brook
   Controller

   Christina T. Sydor
   Secretary


   Investment Adviser and Administrator
   SSB Citi Fund Management LLC

   Distributor
   Salomon Smith Barney Inc.

   Custodian
   PFPC Trust Company

   Transfer Agent
   Citi Fiduciary Trust Company
   125 Broad Street, 11th Floor
   New York, New York 10004

   Sub-Transfer Agent
   PFPC Global Fund Services
   P.O. Box 9699
   Providence, Rhode Island
   02940-9699

Smith Barney Intermediate Maturity
New York Municipals Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity New York Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0311 1/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                             LARGE CAPITALIZATION
                                  GROWTH FUND
--------------------------------------------------------------------------------
             STYLE PURE SERIES | ANNUAL REPORT | NOVEMBER 30, 2000



                             [LOGO] SMITH BARNEY
                                    MUTUAL FUNDS

                Your Serious Money. Professionally Managed.-SM-

--------------------------------------------------------------------------------
            NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OF ALAN J. BLAKE]               [GRAPHIC] Style Pure Series

                                       Annual Report - November 30, 2000

ALAN J. BLAKE                          SMITH BARNEY LARGE
PORTFOLIO MANAGER                      CAPITALIZATION GROWTH FUND


ALAN J. BLAKE

Alan J. Blake has more than 22 years of securities business experience and has managed the Fund since its inception.

Education: BS from Lehigh University, MS from the State University of New York.

FUND OBJECTIVE

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment.

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
August 29, 1997

MANAGER TENURE
--------------------------------------------------------------------------------
Since Inception

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
22 Years

                        CLASS A       CLASS B        CLASS L
--------------------------------------------------------------------------------
NASDAQ                   SBLGX         SBLBX          SLCCX
--------------------------------------------------------------------------------
INCEPTION               8/29/97       8/29/97        8/29/97
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2000

                           WITHOUT SALES CHARGES(1)

--------------------------------------------------------------------------------
                                Class A          Class B         Class L
--------------------------------------------------------------------------------
One-Year                        (6.67)%          (7.42)%         (7.42)%
--------------------------------------------------------------------------------
Since Inception+                22.02            21.11           21.11
--------------------------------------------------------------------------------


                             WITH SALES CHARGES(2)

                                Class A          Class B         Class L
--------------------------------------------------------------------------------
One-Year                        (11.34)%         (12.04)%        (9.27)%
--------------------------------------------------------------------------------
Since Inception+                 20.10            20.71          20.73
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+    Inception date for Class A, B and L shares is August 29, 1997.
--------------------------------------------------------------------------------

WHAT'S INSIDE

Your Investment in the Smith Barney Large
Capitalization Growth Fund ...............................   1

A Message from the Chairman ..............................   2

Fund at a Glance .........................................   3

Letter from the Portfolio Manager ........................   4

Historical Performance ...................................   6

Growth of $10,000 ........................................   8

Schedule of Investments ..................................   9

Statement of Assets and Liabilities ......................  11

Statement of Operations ..................................  12

Statements of Changes in Net Assets ......................  13

Notes to Financial Statements ............................  14

Financial Highlights .....................................  17

Tax Information ..........................................  19

Independent Auditors' Report .............................  20


[LOGO] SMITH BARNEY
       MUTUAL FUNDS

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.-SM-
--------------------------------------------------------------------------------
 Investment Products: Not FDIC Insured - Not Bank Guaranteed - May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      YOUR INVESTMENT IN THE SMITH BARNEY
                       LARGE CAPITALIZATION GROWTH FUND
--------------------------------------------------------------------------------

Portfolio manager Alan Blake and his team seek to invest in high-quality, large-company growth stocks that are global in scope with what they deem to be superior balance sheets, long-term, consistent operating histories and exceptional management.

[GRAPHIC] THE POTENTIAL OF GLOBAL MARKET LEADERSHIP
          Alan and his team carefully comb the investment universe to identify those companies that are leaders in their industries. They believe that those companies with product, distribution and service strength on a global scale are best positioned for future growth.

[GRAPHIC] A "BUY AND HOLD" APPROACH
          Alan and his team look to strictly adhere to a "buy and hold" strategy in order to keep the Fund's turnover low. The more often a fund manager buys and sells securities in a fund - referred to as portfolio turnover - the greater the potential for capital gains tax consequences can be for shareholders. Of course, there is no guarantee that portfolio turnover will not increase in the future.

[GRAPHIC] THE SMITH BARNEY SOLUTION TO FUNDS THAT  STRAY--THE  STYLE PURE SERIES
          The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. This series of funds attempt to stay invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[GRAPHIC] A DISTINGUISHED HISTORY OF MANAGING YOUR SERIOUS MONEY
          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Asset Management Group ("SSB Citi") unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


1                SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                    2000 Annual Report to Shareholders           63750  11/00

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The year 2000 began on a strong note, as investor appetite for "New Economy"(1) stocks drove a sharp rally across global markets. Fears about Year 2000 technology disruptions were quickly dispelled, and consumer confidence ran high.

The favorable environment began to change, however, when trends that had been overlooked in late 1999 began to take effect, such as increasing interest rates, the euro's(2) persistent weakness against the dollar, and a spike in oil prices. The combination of these factors resulted in a sharp decline in stock prices throughout the latter half of the year, especially in the technology sector.

The Smith Barney Large Capitalization Growth Fund seeks long-term capital growth by investing primarily in equity securities of companies with large-market capitalizations. Alan Blake and his investment team look to invest in companies they believe are high-quality, large-cap growth stocks with strong balance sheets, quality management and long-term consistent operating histories.

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and continued corporate earnings pressure, it has become more important than ever to choose an investment manager you trust.

When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well respected financial institutions.

We thank you for entrusting SSB Citi with the management of your assets.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman

DECEMBER 21, 2000


[PHOTO OF HEATH B. MCLENDON]

HEATH B. MCLENDON
CHAIRMAN

--------------
(1) THE NEW ECONOMY REPRESENTS THOSE COMPANIES IN THE TECHNOLOGY, TELECOMMUNICATIONS AND INTERNET SECTORS.

(2) THE EURO IS THE SINGLE CURRENCY OF THE EUROPEAN MONETARY UNION THAT WAS ADOPTED BY BELGIUM, GERMANY, SPAIN, FRANCE, IRELAND, ITALY, LUXEMBOURG, THE NETHERLANDS, AUSTRIA, PORTUGAL AND FINLAND ON JANUARY 1, 1999.


2                SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                            at a Glance (unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS*+
--------------------------------------------------------------------------------

 1. PFIZER INC...................................................   6.6%

 2. INTEL CORP...................................................   5.0

 3. MERRILL LYNCH & CO., INC.....................................   4.9

 4. TEXAS INSTRUMENTS INC........................................   4.9

 5. THE COCA-COLA CO.............................................   4.8

 6. BERKSHIRE HATHAWAY INC., CLASS A SHARES......................   4.3

 7. AMGEN INC....................................................   4.1

 8. WELLS FARGO & CO.............................................   4.0

 9. HOUSEHOLD INTERNATIONAL, INC.................................   3.9

 10. THE GILLETTE CO.............................................   3.7


INDUSTRY DIVERSIFICATION*+
--------------------------------------------------------------------------------

Capital Goods                          4.1%
Consumer Durables                      2.1%
Consumer Goods                        18.0%
Consumer Services                      6.5%
Financial Services                    28.0%
Health Care                           17.9%
Semiconductors                        12.3%
Software/PC's                          5.8%
Telecommunications                     5.3%

INVESTMENT BREAKDOWN*
--------------------------------------------------------------------------------

Common Stock        100%

* ALL INFORMATION IS AS OF NOVEMBER 30, 2000. PLEASE NOTE THAT FUND HOLDINGS ARE SUBJECT TO CHANGE.

+   AS A PERCENTAGE OF TOTAL INVESTMENTS.


3                SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the annual report for the Smith Barney Large Capitalization Growth Fund ("Fund") for the year ended November 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

PERFORMANCE UPDATE

For the year ended November 30, 2000, the Fund's Class A shares, without and with sales charges, reported negative total returns of 6.67% and 11.34%, respectively. In comparison, the Standard and Poor's 500 Index ("S&P 500")(1) returned a negative 4.23% for the same period.

MARKET OVERVIEW

Investors' willingness to pay exceptional multiples for "New Economy"(2) stocks appears to have reached a limit. At the same time, the combination of high valuations and steadily rising interest rates at one point took the Nasdaq Composite Index(3) down more than 35% during the period. As the market then began to value companies on the basis of multiples of cash flow and income, shares of companies that actually made money finally enjoyed a spell of better performance compared to many of these once high flying "New Economy" stocks.

Against the backdrop of higher stock market volatility, the S&P 500 was up slightly and performed the best among the major stock indices, although the Nasdaq Composite Index substantially recovered from its lows.

In our view, investors may be optimistic that the Federal Reserve Board ("Fed") may soon end the recent rounds of interest rate increases which sparked a recent broad-based market rally with the interest-rate sensitive financial sector and other traditional stocks leading the way. Importantly, at the same time signs of moderating growth caused greater enthusiasm among many investors, so too have concerns grown about the sustainability of corporate earnings in the face of a slowing U.S. economy.

We believe that investors' views on companies' ability to successfully manage through this period should be a significant factor in determining which stocks and indices perform best in coming months. Companies within sectors as diverse as consumer products, financial services, communications and technology each pre-announced earnings shortfalls which is at least partly attributable to slowing economic growth.

Unfortunately, the threat of slowing U.S. economic growth is not the only issue that companies must navigate to meet Wall Street's expectations in the near future. Tight labor markets and skyrocketing energy costs, are factors which present companies of all sizes with significant challenges.

INVESTMENT STRATEGY AND FUND UPDATE

The Fund seeks long-term growth by investing primarily in securities of companies with large-market capitalizations.(4) Generally, these companies have an established record of advertising globally, releasing new products and performing efficiently so that strong fundamentals may be generated.

Growth stocks involve investments in companies with a record of accelerating earnings growth compared to companies within their peer group. We seek to invest in companies with consistent growth and predictable earnings. Basically we look to identify companies with growth not reflected in the current price of the stock. Once we identify these individual companies we then have to determine what we believe to be a fair price to pay for each dollar of a company's earnings.

----------

(1) THE S&P 500 IS A MARKET CAPITALIZATION-WEIGHTED MEASURE OF 500 WIDELY HELD COMMON STOCKS. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(2) THE NEW ECONOMY REPRESENTS THOSE COMPANIES IN THE TECHNOLOGY,
    TELECOMMUNICATION AND INTERNET SECTORS.

(3) THE NASDAQ COMPOSITE INDEX IS A MARKET VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S. BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

(4) LARGE-MARKET CAPITALIZATIONS ARE COMPANIES WITH TOTAL MARKET CAPITALIZATIONS OF $5 BILLION OR MORE AT THE TIME OF INVESTMENT.


4                SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

We believe corporate earnings outlook is the most important factor in determining the behavior of large-capitalization growth stocks. As such, we tend to view short-term political and economic events as background noise and continue our long-term focus on individual company balance sheets, products and management. When questions exist about the political and economic situation worldwide, it always seems to lead many investors back to the highest-quality companies.

At the Fund's inception on August 29, 1997, we stated that our investment emphasis was to invest in companies that can, over time, in a low inflation environment, deliver above-average unit growth. Since that time, our focus has remained constant and we have stayed true to our disciplined investment strategy.

During the period, our largest sector overweight versus the S&P 500 was health care. While the Fund's underweighting in technology benefited the Fund's overall performance, we did not reduce all of our positions in this sector because of our confidence in future earnings growth going forward.

MARKET OUTLOOK

We are optimistic that U.S. economic growth should slow to a pace that helps to mediate inflationary concerns enough to satisfy monetary policymakers, yet remain strong enough to allow corporations to post respectable, if somewhat less robust, overall earnings gains. Historically, similar attempts to gradually tame the growth of an expansion have often not succeeded.

Thank you for your confidence in our investment management approach.

Sincerely,

/s/ Alan J. Blake

Alan J. Blake
Vice President and Investment Officer

DECEMBER 21, 2000

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 9 AND 10 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF NOVEMBER 30, 2000 AND IS SUBJECT TO CHANGE.

5                SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS A SHARES

                                                       NET ASSET VALUE
                                                 -------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN        TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
------------------------------------------------------------------------------------------------------------------------------------
11/30/00                                         $   23.94         $   22.31         $   0.00         $   0.04          (6.67)%
------------------------------------------------------------------------------------------------------------------------------------
11/30/99                                             17.41             23.94             0.00             0.33          39.50
------------------------------------------------------------------------------------------------------------------------------------
11/30/98                                             12.28             17.41             0.02             0.01          42.12
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                               11.88             12.28             0.00             0.00           3.37+
------------------------------------------------------------------------------------------------------------------------------------

   TOTAL                                                                             $   0.02         $   0.38
------------------------------------------------------------------------------------------------------------------------------------

HISTORICAL PERFORMANCE -- CLASS B SHARES

                                                        NET ASSET VALUE
                                                   -----------------------
                                                   BEGINNING           END           INCOME         CAPITAL GAIN       TOTAL
YEAR ENDED                                          OF YEAR          OF YEAR        DIVIDENDS       DISTRIBUTIONS    RETURNS(1)
------------------------------------------------------------------------------------------------------------------------------------
11/30/00                                           $   23.56        $  21.78       $   0.00         $   0.04          (7.42)%
------------------------------------------------------------------------------------------------------------------------------------
11/30/99                                               17.26           23.56           0.00             0.33          38.51
------------------------------------------------------------------------------------------------------------------------------------
11/30/98                                               12.26           17.26           0.01             0.01          41.02
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                                 11.88           12.26           0.00             0.00           3.20+
------------------------------------------------------------------------------------------------------------------------------------

   TOTAL                                                                           $   0.01         $   0.38
------------------------------------------------------------------------------------------------------------------------------------

HISTORICAL PERFORMANCE -- CLASS L SHARES

                                                      NET ASSET VALUE
                                                 -------------------------
                                                 BEGINNING           END            INCOME          CAPITAL GAIN         TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR         DIVIDENDS        DISTRIBUTIONS      RETURNS(1)
------------------------------------------------------------------------------------------------------------------------------------
11/30/00                                          $   23.56        $   21.78        $   0.00          $   0.04           (7.42)%
------------------------------------------------------------------------------------------------------------------------------------
11/30/99                                              17.26            23.56            0.00              0.33           38.51
------------------------------------------------------------------------------------------------------------------------------------
11/30/98                                              12.26            17.26            0.01              0.01           41.02
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                                11.88            12.26            0.00              0.00            3.20+
------------------------------------------------------------------------------------------------------------------------------------

   TOTAL                                                                            $   0.01          $   0.38
------------------------------------------------------------------------------------------------------------------------------------

HISTORICAL PERFORMANCE  CLASS Y SHARES

                                                       NET ASSET VALUE
                                                 -------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN        TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)
--------------------------------------------------------------------------------------------------------------------------------
11/30/00                                          $   24.14        $   22.57        $   0.00          $   0.04           (6.37)%
------------------------------------------------------------------------------------------------------------------------------------
11/30/99                                              17.49            24.14            0.00              0.33           40.00
------------------------------------------------------------------------------------------------------------------------------------
11/30/98                                              12.29            17.49            0.02              0.01           42.61
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                                12.66            12.29            0.00              0.00           (2.92)
------------------------------------------------------------------------------------------------------------------------------------

   TOTAL                                                                            $   0.12          $   0.38
------------------------------------------------------------------------------------------------------------------------------------

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
  2000 Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS Z SHARES

                                        NET ASSET VALUE
                                     ---------------------
                                     BEGINNING       END         INCOME      CAPITAL GAIN       TOTAL
YEAR ENDED                            OF YEAR      OF YEAR      DIVIDENDS    DISTRIBUTIONS    RETURNS(1)
--------------------------------------------------------------------------------------------------------
11/30/00                             $24.02        $22.46        $0.00         $0.04         (6.36)%
--------------------------------------------------------------------------------------------------------
Inception* -- 11/30/99                19.48         24.02         0.00          0.33         25.08+
--------------------------------------------------------------------------------------------------------
   TOTAL                                                         $0.00         $0.37
--------------------------------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS

                                                          WITHOUT SALES CHARGES(1)
                                        ----------------------------------------------------------------
                                        CLASS A      CLASS B     CLASS L       CLASS Y        CLASS Z
--------------------------------------------------------------------------------------------------------
Year Ended 11/30/00                      (6.67)%      (7.42)%     (7.42)%       (6.37)%        (6.36)%
--------------------------------------------------------------------------------------------------------
Inception* through 11/30/00              22.02        21.11       21.11          20.98           8.64
--------------------------------------------------------------------------------------------------------

                                                             WITH SALES CHARGES(2)
                                                      ----------------------------------
                                         CLASS A       CLASS B     CLASS L       CLASS Y        CLASS Z
--------------------------------------------------------------------------------------------------------
Year Ended 11/30/00                      (11.34)%      (12.04)%     (9.27)%       (6.37)%        (6.36)%
--------------------------------------------------------------------------------------------------------
Inception* through 11/30/00               20.10         20.71       20.73          20.98          8.64
--------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURNS

                                                                               WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------------------------------
Class A (Inception* through 11/30/00)                                                     91.24%
--------------------------------------------------------------------------------------------------------
Class B (Inception* through 11/30/00)                                                     86.61
--------------------------------------------------------------------------------------------------------
Class L (Inception* through 11/30/00)                                                     86.61
--------------------------------------------------------------------------------------------------------
Class Y (Inception* through 11/30/00)                                                     81.48
--------------------------------------------------------------------------------------------------------
Class Z (Inception* through 11/30/00)                                                     17.13
--------------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.

(2) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS A AND L SHARES REFLECT THE DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE. THEREAFTER, THE CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS L SHARES ALSO REFLECT THE DEDUCTION OF A 1.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.

* INCEPTION DATE FOR CLASS A, B AND L SHARES IS AUGUST 29, 1997. INCEPTION DATES FOR CLASS Y AND Z SHARES ARE OCTOBER 15, 1997 AND JANUARY 4, 1999, RESPECTIVELY.

+ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.


7              SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                     2000 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND VS. STANDARD & POOR'S 500 INDEX
--------------------------------------------------------------------------------
                         AUGUST 1997 -- NOVEMBER 2000

                                    [CHART]

                 SMITH BARNEY                 SMITH BARNEY                  SMITH BARNEY
                 LARGE CAPITALIZATION GROWTH  LARGE CAPITALIZATION GROWTH   LARGE CAPITALIZATION GROWTH
                 FUND - CLASS A SHARES        FUND - CLASS B SHARES         FUND - CLASS L SHARES        STANDARD & POOR'S 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
 Aug 29, 1997            $ 9,496                       $10,000                      $10,000                        $10,000
     Nov 1997            $ 9,816                       $ 9,820                      $10,117                        $10,667
     May 1998            $12,043                       $12,114                      $12,388                        $12,274
     Nov 1998            $13,950                       $14,153                      $14,407                        $13,367
     May 1999            $16,883                       $17,155                      $17,379                        $15,051
     Nov 1999            $19,460                       $19,857                      $19,955                        $16,159
     May 2000            $20,872                       $21,231                      $21,316                        $16,527
 Nov 30, 2000            $18,161                       $18,461                      $18,474                        $15,384

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on August 29, 1997, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and, the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2000. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


8                SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2000
------------------------------------------------------------------------------

    SHARES                 SECURITY                                  VALUE
------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
CAPITAL GOODS-- 4.1%
      1,950,000    General Electric Co.                         $   96,646,875
      1,100,000    Tyco International Ltd.                          58,025,000
------------------------------------------------------------------------------
                                                                   154,671,875
------------------------------------------------------------------------------

CONSUMER DURABLES -- 2.1%
      2,000,000    The Home Depot, Inc.                             78,375,000
------------------------------------------------------------------------------

CONSUMER GOODS -- 18.0%
      3,300,000    Amazon.com, Inc.*                                81,468,750
      2,900,000    The Coca-Cola Co.                               181,612,500
      4,105,000    The Gillette Co.                                139,056,875
      2,000,000    PepsiCo, Inc.                                    90,750,000
      1,025,000    The Procter & Gamble Co.                         76,746,875
      1,250,000    Wm. Wrigley Jr. Co.                             113,515,625
------------------------------------------------------------------------------
                                                                   683,150,625
------------------------------------------------------------------------------

CONSUMER SERVICES -- 6.5%
      3,200,000    America Online, Inc.*                           129,952,000
      4,100,000    The Walt Disney Co.                             118,643,750
------------------------------------------------------------------------------
                                                                   248,595,750
------------------------------------------------------------------------------

FINANCIAL SERVICES -- 28.0%
      1,200,000    American International Group, Inc.              116,325,000
      2,500,000    Bank One Corp.                                   89,531,250
        2,500      Berkshire Hathaway Inc., Class A Shares*        164,750,000
      1,200,000    Fannie Mae                                       94,800,000
      3,000,000    Household International, Inc.                   149,625,000
      3,200,000    Merrill Lynch & Co., Inc.                       185,200,000
      1,800,000    Morgan Stanley Dean Witter & Co.                114,075,000
      3,200,000    Wells Fargo & Co.                               151,800,000
------------------------------------------------------------------------------
                                                                 1,066,106,250
------------------------------------------------------------------------------

HEALTH CARE -- 17.9%
      2,440,000    Amgen Inc.*                                     155,245,000
      1,200,000    Eli Lilly & Co.                                 112,425,000
        900,000    Johnson & Johnson                                90,000,000
        800,000    Merck & Co., Inc.                                74,150,000
      5,642,500    Pfizer Inc.                                     250,033,282
------------------------------------------------------------------------------
                                                                   681,853,282
------------------------------------------------------------------------------

SEMICONDUCTORS -- 12.3%
      5,000,000    Intel Corp.                                     190,312,500
      5,000,000    Texas Instruments Inc.                          186,562,500
      2,350,000    Xilinx, Inc.*                                    91,650,000
------------------------------------------------------------------------------
                                                                   468,525,000
------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.


9                SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                   2000 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                    NOVEMBER 30, 2000
------------------------------------------------------------------------

   SHARES                   SECURITY                            VALUE
------------------------------------------------------------------------
SOFTWARE/PC'S -- 5.8%
      3,500,000    Dell Computer Corp.*                     $ 67,375,000
      2,100,000    Microsoft Corp.*                          120,487,500
      6,000,000    Novell, Inc.*                              31,875,000
------------------------------------------------------------------------
                                                             219,737,500
------------------------------------------------------------------------

TELECOMMUNICATIONS -- 5.3%
      1,400,000    Cisco Systems, Inc.*                       67,025,000
      3,500,000    Lucent Technologies Inc.                   54,468,750
      4,100,000    Motorola, Inc.                             82,256,250
------------------------------------------------------------------------
                                                             203,750,000
------------------------------------------------------------------------

           TOTAL INVESTMENTS -- 100%
           (Cost-- $3,164,531,635**)                     $3,804,765,282
------------------------------------------------------------------------

*  NON-INCOME PRODUCING SECURITY.
** AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.


                      SEE NOTES TO FINANCIAL STATEMENTS.


10               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES                         NOVEMBER 30, 2000
-----------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $3,164,531,635)                         $3,804,765,282
  Receivable for Fund shares sold                                            14,309,797
  Receivable for securities sold                                              7,956,735
  Dividends and interest receivable                                           3,351,287
---------------------------------------------------------------------------------------
  TOTAL ASSETS                                                            3,830,383,101
---------------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities purchased                                           16,375,832
  Payable for Fund shares purchased                                           3,036,935
  Management fees payable                                                     2,507,028
  Payable to bank                                                             1,519,733
  Distribution fees payable                                                   1,140,830
  Accrued expenses                                                              983,746
---------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                          25,564,104
---------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                         $3,804,818,997
---------------------------------------------------------------------------------------

NET ASSETS:
  Par value of shares of beneficial interest                             $      173,310
  Capital paid in excess of par value                                     3,166,668,244
  Accumulated net realized loss from security transactions                   (2,256,204)
  Net unrealized appreciation of investments                                640,233,647
---------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                         $3,804,818,997
---------------------------------------------------------------------------------------

SHARES OUTSTANDING:
  Class A                                                                    38,519,066
  -------------------------------------------------------------------------------------
  Class B                                                                    80,816,984
  -------------------------------------------------------------------------------------
  Class L                                                                    40,828,758
  -------------------------------------------------------------------------------------
  Class Y                                                                     7,961,293
  -------------------------------------------------------------------------------------
  Class Z                                                                     5,183,455
  -------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption value)                                         $        22.31
  -------------------------------------------------------------------------------------
  Class B *                                                              $        21.78
  -------------------------------------------------------------------------------------
  Class L **                                                             $        21.78
  -------------------------------------------------------------------------------------
  Class Y (and redemption value)                                         $        22.57
  -------------------------------------------------------------------------------------
  Class Z (and redemption value)                                         $        22.46
  -------------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 5.26% of net asset value per share)      $        23.48
  -------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $        22.00
  -------------------------------------------------------------------------------------

* REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE (SEE NOTE 2).
** REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES
   ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.


                      SEE NOTES TO FINANCIAL STATEMENTS.


11               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED NOVEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                               $ 29,055,444
  Interest                                                                                     342,950
------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                                   29,398,394
------------------------------------------------------------------------------------------------------

EXPENSES:
  Distribution fees (Note 2)                                                                30,716,182
  Management fees (Note 2)                                                                  30,508,726
  Shareholder and system servicing fees                                                      3,771,039
  Shareholder communications                                                                   354,321
  Custody                                                                                      107,572
  Trustees' fees                                                                                31,950
  Audit and legal                                                                               25,401
  Registration fees                                                                             19,576
  Other                                                                                         39,940
------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                            65,574,707
------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                        (36,176,313)
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding short-term securities):
    Proceeds from sales                                                                    329,065,972
    Cost of securities sold                                                                328,212,889
------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN                                                                            853,083
------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                                      938,508,951
    End of year                                                                            640,233,647
------------------------------------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION                                                 (298,275,304)
------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                                   (297,422,221)
------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS FROM OPERATIONS                                                   $(333,598,534)
------------------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

12               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS         FOR THE YEAR ENDED NOVEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                                               2000                1999
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment loss                                                                  $  (36,176,313)     $  (18,864,046)
     Net realized gain                                                                           853,083          38,286,757
     Increase (decrease) in net unrealized appreciation                                     (298,275,304)        686,959,103
-----------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                      (333,598,534)        706,381,814
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains                                                                       (5,788,582)        (45,818,445)
     Capital                                                                                        (374)                 --
-----------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                (5,788,956)        (45,818,445)
-----------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 5):
     Net proceeds from sale of shares                                                      1,531,068,957       1,909,438,955
     Net asset value of shares issued for reinvestment of dividends                            5,274,638          41,731,562
     Cost of shares reacquired                                                              (811,179,893)       (475,115,261)
-----------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                                     725,163,702       1,476,055,256
-----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                       385,776,212       2,136,618,625

NET ASSETS:
     Beginning of year                                                                     3,419,042,785       1,282,424,160
-----------------------------------------------------------------------------------------------------------------------------
     END OF YEAR                                                                          $3,804,818,997      $3,419,042,785
-----------------------------------------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.


13               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Large Capitalization Growth Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Mid Cap Core Fund, formerly known as Smith Barney Mid Cap Blend Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund, formerly known as Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $33,119,493 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended November 30, 2000, the Fund paid transfer agent fees of $3,491,215 to CFTC.


14               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended November 30, 2000, SSB and its affiliates received brokerage commissions of $91,025.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2000, SSB and CFBDS received sales charges of approximately $4,715,000 and $3,878,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                    CLASS A         CLASS B          CLASS L
--------------------------------------------------------------------------------
CDSCs                               $32,000         $3,153,000       $291,000
--------------------------------------------------------------------------------

Pursuant to the Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee withrespect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended November 30, 2000, total Distribution Plan fees incurred were:

                                    CLASS A         CLASS B          CLASS L
--------------------------------------------------------------------------------
Distribution Plan Fees              $2,298,870      $19,610,637      $8,806,675
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.


3. INVESTMENTS

During the year ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                        $1,021,539,287
--------------------------------------------------------------------------------
Sales                                                               329,065,972
--------------------------------------------------------------------------------

At November 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 993,270,873
Gross unrealized depreciation                                      (353,037,226)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 640,233,647
--------------------------------------------------------------------------------

4. REPURCHASE AGREEMENTS

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

15               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------

5. SHARES OF BENEFICIAL INTEREST

At November 30, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an indentical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At November 30, 2000, total paid-in capital amounted to the following for each class:


                                    CLASS A          CLASS B          CLASS L         CLASS Y         CLASS Z
--------------------------------------------------------------------------------------------------------------
Total Paid-in Capital            $693,842,908    $1,434,988,809    $822,218,179     $97,693,173    $118,098,485
--------------------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                    YEAR ENDED                            YEAR ENDED
                                                 NOVEMBER 30, 2000                     NOVEMBER 30, 1999*
                                         --------------------------------       -------------------------------
                                            SHARES              AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                               18,878,710        $ 480,545,936        23,731,239       $ 505,854,149
Shares issued on reinvestment                 49,590            1,228,836           431,103           9,948,950
Shares reacquired                        (12,584,753)        (318,969,363)      (10,631,459)       (230,412,224)
---------------------------------------------------------------------------------------------------------------
Net Increase                               6,343,547        $ 162,805,409        13,530,883       $ 285,390,875
---------------------------------------------------------------------------------------------------------------

CLASS B
Shares sold                               20,807,029        $ 518,262,790        42,889,477       $ 899,051,446
Shares issued on reinvestment                110,935            2,694,506           976,603          22,200,016
Shares reacquired                        (12,692,710)        (317,736,005)       (8,143,078)       (173,222,099)
---------------------------------------------------------------------------------------------------------------
Net Increase                               8,225,254        $ 203,221,291        35,723,002       $ 748,029,363
---------------------------------------------------------------------------------------------------------------

CLASS L
Shares sold                               17,413,242        $ 434,628,399        20,331,362       $ 427,811,707
Shares issued on reinvestment                 49,716            1,207,611           378,887           8,620,818
Shares reacquired                         (5,407,046)        (134,844,084)       (2,812,646)        (60,235,428)
---------------------------------------------------------------------------------------------------------------
Net Increase                              12,055,912        $ 300,991,926        17,897,603       $ 376,197,097
---------------------------------------------------------------------------------------------------------------

CLASS Y
Shares sold                                1,360,903        $  34,422,335           404,218       $   8,664,910
Shares issued on reinvestment                     --                   --                 1                  23
Shares reacquired                         (1,120,543)         (30,433,315)         (319,814)         (7,000,000)
---------------------------------------------------------------------------------------------------------------
Net Increase                                 240,360        $   3,989,020            84,405       $   1,664,933
---------------------------------------------------------------------------------------------------------------

CLASS Z
Shares sold                                2,442,782        $  63,209,497         3,251,720       $  68,056,743
Shares issued on reinvestment                  5,770              143,685            41,505             961,755
Shares reacquired                           (365,574)          (9,197,126)         (192,748)         (4,245,510)
---------------------------------------------------------------------------------------------------------------
Net Increase                               2,082,978        $  54,156,056         3,100,477       $  64,772,988
---------------------------------------------------------------------------------------------------------------

* FOR CLASS Z SHARES, TRANSACTIONS ARE FOR THE PERIOD FROM JANUARY 4, 1999 (INCEPTION DATE) TO NOVEMBER 30, 1999.


16               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:

CLASS A SHARES                                                                  2000(1)        1999(1)       1998(1)      1997(2)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                            $    23.94     $    17.41     $  12.28     $  11.88
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                                                    (0.10)         (0.06)       (0.04)        0.01
   Net realized and unrealized gain (loss)                                         (1.49)          6.92         5.20         0.39
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                (1.59)          6.86         5.16         0.40
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                              --             --        (0.02)          --
   Net realized gains                                                              (0.04)         (0.33)       (0.01)          --
   Capital                                                                         (0.00)*           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                (0.04)         (0.33)       (0.03)          --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                  $    22.31     $    23.94     $  17.41     $  12.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                      (6.67)%         39.50%       42.12%        3.37%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                $  859,170     $  770,392     $324,664     $111,063
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                         1.12%          1.15%        1.19%        1.15%+
   Net investment income (loss)                                                    (0.39)         (0.27)       (0.38)        0.38+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                8%             9%          14%           1%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                                                      2000(1)        1999(1)      1998(1)      1997(2)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                            $    23.56     $    17.26     $  12.26     $  11.88
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                             (0.29)         (0.22)       (0.17)       (0.01)
   Net realized and unrealized gain (loss)                                         (1.45)          6.85         5.19         0.39
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                (1.74)          6.63         5.02         0.38
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                              --             --        (0.01)          --
   Net realized gains                                                              (0.04)         (0.33)       (0.01)          --
   Capital                                                                         (0.00)*           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                (0.04)         (0.33)       (0.02)          --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                  $    21.78     $    23.56     $  17.26     $  12.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                       (7.42)%        38.51%       41.02%        3.20%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                $1,760,246     $1,710,004     $636,464     $179,598
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                         1.86%          1.89%        1.95%        1.90%+
   Net investment loss                                                             (1.14)         (1.01)       (1.14)       (0.37)+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                8%             9%          14%           1%
------------------------------------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.

17               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:

CLASS L SHARES                                                       2000(1)         1999(1)      1998(1)(2)          1997(3)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $  23.56        $  17.26       $  12.26         $    11.88
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                                 (0.28)          (0.22)         (0.17)             (0.01)
   Net realized and unrealized gain (loss)                             (1.46)           6.85           5.19               0.39
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                    (1.74)           6.63           5.02               0.38
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                  --              --          (0.01)                --
   Net realized gains                                                  (0.04)          (0.33)         (0.01)                --
   Capital                                                             (0.00)*            --             --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (0.04)          (0.33)         (0.02)                --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $  21.78        $  23.56       $  17.26         $    12.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           (7.42)%         38.51%         41.02%              3.20%++
NET ASSETS, END OF YEAR (000S)                                      $889,298        $677,792       $187,741         $   37,224
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                             1.86%           1.89%          1.96%              1.90%+
   Net investment loss                                                 (1.14)          (1.01)         (1.14)             (0.38)+
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    8%              9%            14%                 1%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES                                                       2000(1)         1999(1)        1998(1)           1997(4)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $  24.14        $  17.49       $  12.29         $    12.66
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                                        (0.01)           0.02          (0.00)*             0.01
   Net realized and unrealized gain (loss)                             (1.52)           6.96           5.23              (0.38)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                    (1.53)           6.98           5.23              (0.37)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                  --              --          (0.02)                --
   Net realized gains                                                  (0.04)          (0.33)         (0.01)                --
   Capital                                                             (0.00)*            --             --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (0.04)          (0.33)         (0.03)                --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $  22.57        $  24.14       $  17.49         $    12.29
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           (6.37)%         40.00%         42.61%             (2.92)%++
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                      $179,676        $186,369       $133,556         $   84,758
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                             0.76%           0.78%          0.83%              0.82%+
   Net investment income (loss)                                        (0.04)           0.09          (0.02)              0.54+
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    8%              9%            14%                 1%
-----------------------------------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) ON JUNE 12, 1998, CLASS C SHARES WERE RENAMED CLASS L SHARES.

(3) FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.

(4) FOR THE PERIOD FROM OCTOBER 15, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.


18               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                      2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:

CLASS Z SHARES                                                                             2000(1)     1999(1)(2)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                                        $   24.02    $   19.48
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                                                               (0.01)        0.02
   Net realized and unrealized gain (loss)                                                    (1.51)        4.85
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                                           (1.52)        4.87
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                                         --           --
   Net realized gains                                                                         (0.04)       (0.33)
   Capital                                                                                    (0.00)*         --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                           (0.04)       (0.33)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                              $   22.46    $   24.02
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                  (6.36)%      25.08%++
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                                            $ 116,429    $  74,486
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                                    0.76%        0.78%+
   Net investment income (loss)                                                               (0.03)        0.11+
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                           8%           9%
--------------------------------------------------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FROM JANUARY 4, 1999 (INCEPTION DATE) TO NOVEMBER 30, 1999.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.


TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
    For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 2000:

          - Total long-term capital gain distributions paid of $5,788,582.


19               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                        2000 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF SMITH BARNEY INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Capitalization Growth Fund of the Smith Barney Investment Trust as of November 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from August 29, 1997 (commencement of operations) to November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Large Capitalization Growth Fund of Smith Barney Investment Trust as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from August 29, 1997 to November 30, 1997, in conformity with accounting principles generally accepted in the United States of America.


                      /s/ KPMG LLP


New York, New York
January 12, 2001

20               SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
                       2000 Annual Report to Shareholders

SMITH BARNEY
LARGE CAPITALIZATION GROWTH FUND
--------------------------------------------------------------------------------

TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Alan J. Blake
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
SSB Citi Fund Management LLC


DISTRIBUTOR
Salomon Smith Barney Inc.


CUSTODIAN
PFPC Trust Company


TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004


SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

     SMITH BARNEY
LARGE CAPITALIZATION GROWTH FUND
--------------------------------------------------------------------------------

TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Alan J. Blake
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Large Capitalization Growth Fund, but it may also be used as sales literature when preceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

SALOMON SMITH BARNEY
---------------------
A member of citigroup [GRAPHIC]


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                 SMITH BARNEY
                               MID CAP CORE FUND

             STYLE PURE SERIES | ANNUAL REPORT | NOVEMBER 30, 2000



                            [LOGO OF SMITH BARNEY]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[PHOTO LARRY WEISSMAN]

LARRY WEISSMAN
Portfolio Manager

[GRAPHIC] Style Pure Series

Annual Report . November 30, 2000

SMITH BARNEY
MID CAP CORE FUND


LARRY WEISSMAN

Larry Weissman, CFA, has more than 15 years of securities business experience.

Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

FUND OBJECTIVE

The Fund seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies. Medium-sized companies are those that have market capitalizations within the market capitalization range of those companies in the S&P MidCap Index at the time of the Fund's investment.

FUND FACTS

FUND INCEPTION
-------------------------------------------------
September 1, 1998

MANAGER TENURE
-------------------------------------------------
Since Inception

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-------------------------------------------------
15 Years

               CLASS 1  CLASS A  CLASS B  CLASS L
-------------------------------------------------
NASDAQ         N/A      SBMAX    SBMDX    SBMLX
INCEPTION      9/12/00  9/1/98   9/1/98   9/1/98

Average Annual Total Returns as of November 30, 2000

                             Without Sales Charges/(1)/

                    Class 1     Class A     Class B     Class L
---------------------------------------------------------------
One-Year            N/A          19.59%      18.68%      18.75%
---------------------------------------------------------------
Since Inception+    (16.23)%++   33.68       32.68       32.68

                              With Sales Charges/(2)/

                    Class 1     Class A     Class B     Class L
---------------------------------------------------------------
One-Year            N/A          13.63%      13.68%      16.54%
---------------------------------------------------------------
Since Inception+    (23.36)%++   30.66       31.74       32.07

/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class 1, A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception date for Class A, B and L shares is September 1, 1998. Inception date for Class 1 shares is September 12, 2000.

++ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney Mid Cap Core Fund.........................1
A Message from the Chairman...................................................2
Fund at a Glance..............................................................3
Letter from the Portfolio Manager.............................................4
Historical Performance........................................................7
Growth of $10,000.............................................................9
Schedule of Investments......................................................10
Statement of Assets and Liabilities..........................................14
Statement of Operations......................................................15
Statements of Changes in Net Assets..........................................16
Notes to Financial Statements................................................17
Financial Highlights.........................................................22
Tax Information..............................................................23
Independent Auditor's Report.................................................24

[LOGO OF SMITH BARNEY]

      Investment Not FDIC Insured . Not Bank Guaranteed . May Lose Value

             YOUR INVESTMENT IN THE SMITH BARNEY MID CAP CORE FUND


Portfolio manager Larry Weissman and his team follow a rigorous approach in identifying mid-cap companies not yet recognized by the investment community with established track records.

[GRAPHIC] An Innovative Investment Discipline

Larry and his team look for mid-cap companies having management teams with a personal stake in the company, sustainable, competitive advantage through established leadership positions, and well-executed business plans.

[GRAPHIC] Unrecognized Companies with Growth Potential

Your investment offers you the opportunity to participate in a Fund that seeks to invest in leading companies across the mid-capitalization spectrum. What are core stocks? We define core investments as those companies that exhibit predictable and consistent long term growth. We look for companies that exhibit attractive return potential relative to their growth expectations and we believe we can find this kind of company in a wide variety of sectors and industries.

[GRAPHIC] The Smith Barney Solution to Funds that Stray--The Style Pure Series

The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. This series of funds attempts to stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[GRAPHIC] A Distinguished History of Managing Your Serious Money

Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Asset Management Group ("SSB Citi") unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

     1 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO OF HEATH B. MCLENDON]

HEATH B. MCLENDON
CHAIRMAN

The year 2000 began on a strong note, as investor appetite for "New Economy"/1/ stocks drove a sharp rally across global markets. Fears about Year 2000 technology disruptions were quickly dispelled, and consumer confidence ran high.

The favorable environment began to change, however, when trends that had been overlooked in late 1999 began to take effect, such as increasing interest rates, the euro's/2/ persistent weakness against the dollar, and a spike in oil prices. The combination of these factors resulted in a sharp decline in stock prices in the latter half of the year, especially in the technology sector.

The Smith Barney Mid Cap Core Fund seeks long-term capital growth by investing in mid-sized companies. The Fund focuses on "core" stocks, which are defined as those companies that demonstrate predictable and consistent long-term growth. Larry Weissman and his team believe mid-cap businesses can often offer investors an attractive investment option, namely less potential relative risk than small-cap stocks and potentially more relative value possibilities than large-cap stocks.

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and continued corporate earnings pressure, it has become more important than ever to choose an investment manager you trust.

When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well respected financial institutions.

Thank you for entrusting SSB Citi with the management of your assets.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

December 28, 2000


-------------
/1/ The New Economy represents those companies in the technology, telecommunications, and Internet sectors.
/2/ The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

     2 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

            Smith Barney Mid Cap Core Fund at a Glance (unaudited)

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

 1. Ambac Financial Group, Inc. ....................................  2.6%

 2. Fiserv, Inc. ...................................................  2.3

 3. The Pepsi Bottling Group, Inc. .................................  2.2

 4. Sepracor Inc. ..................................................  2.1

 5. XL Capital Ltd., Class A Shares ................................  1.9

 6. Wellpoint Health Networks Inc. .................................  1.9

 7. Cablevision Systems Corp., Class A Shares ......................  1.9

 8. Arthur J. Gallagher & Co. ......................................  1.9

 9. Ace Ltd. .......................................................  1.9

10. National Financial Services, Inc., Class A Shares ..............  1.8

---------------------------           ------------------------------
 Industry Diversification*+               Investment Breakdown*++
---------------------------           ------------------------------

        [GRAPH]                                  [GRAPH]

 4.4% Commercial Services               14.8% Repurchase Agreements
 4.7% Consumer Durables                 85.2% Common Stock
 5.3% Consumer Non-Durables
 3.7% Consumer Services
22.3% Finance
 9.5% Health Care - Drugs
 3.3% Health Care - Services
 8.5% Industrial Services
22.7% Technology
 4.1% Utilities
11.5% Other

* All information is as of November 30, 2000. Please note that Fund holdings are subject to change.
+    As a percentage of total common stock.
++   As a percentage of total investments.

     3 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Mid Cap Core Fund ("Fund") for the year ended November 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this information to be useful and informative.

Performance Update

For the year ended November 30, 2000, the Fund's Class A, B and L shares, without sales charges, returned 19.59%, 18.68% and 18.75% respectively. The Fund's Class A, B and L shares, with sales charges, returned 13.63%, 13.68% and 16.54%, respectively, for the same period. In comparison, the Standard & Poor's MidCap 400 Index ("S&P MidCap Index")/1/ returned 15.64% for the same period.

Market Update

The year ended November 30, 2000 was extremely volatile with sector rotations moving stock valuations dramatically from month to month. The relative weakness in large-cap earnings growth and their higher valuations created a difficult investment environment for the markets overall. One major theme that carried throughout the Fund's fiscal year was an increasing focus on earnings and revenue growth. This created a new interest in medium capitalization stocks, which had lower valuations and exhibited more earnings stability than large cap issues.

Over the last few quarters, mid-cap stocks have performed quite well versus the Standard & Poor's 500 Index ("S&P 500")./2/


================================================================================
THE FUND HAS BENEFITED FROM ITS HOLDINGS IN QUALITY COMPANIES THAT HAVE RECENTLY BEGUN TO RECEIVE GREATER RECOGNITION FROM INVESTORS and investment RESEARCH FIRMS. WE CONTINUE TO BELIEVE THAT MID-CAP COMPANIES WITH LEADERSHIP POSITIONS IN FAST-GROWING MARKET NICHES WITH COMPETITIVE ADVANTAGES SHOULD CONTINUE TO PERFORM WELL OVER THE NEAR AND LONG TERM.
================================================================================


Investment Strategy and Fund Update

During the Fund's fiscal year we changed the name of the Fund from the Smith Barney Mid Cap Blend Fund to the Smith Barney Mid Cap Core Fund to better describe our investment profile.

We wanted to highlight the fact that our strategy was much more than just a combination of growth/3/ and value./4/

---------
1 S&P MidCap Index is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidity and industry group representation. Please note that an investor cannot invest directly in an index.
2 S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.
4 Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

     4 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

================================================================================
WE EMPLOY A "CORE GROWTH" STRATEGY BASED ON INVESTING IN "CONSISTENT AND STABLE GROWTH COMPANIES IN A VARIETY OF SECTORS INCLUDING THOSE SECTORS THAT MIGHT CONVENTIONALLY BE THOUGHT OF AS EITHER GROWTH OR VALUE.
================================================================================


And while no guarantees can be given, we remain committed to our investment style and continue to focus on maintaining a quality-oriented portfolio that we believe should provide higher returns with potentially lower risk over time. We believe our positive performance during the period was due both to our solid stock selection and our disciplined and conservative investment management style.

To accomplish our mandate, we pursue an investment approach that focuses on companies we believe have competitive advantages and excellent market positions. In our view, many of these companies are leaders in their respective fields and are poised to leverage and exploit current growth opportunities. With the companies under consideration, we look for consistency of growth, good management, positive cash flow and a high return on equity as factors in determining where to invest.


================================================================================
WE BELIEVE THAT MID-CAP STOCKS STILL REPRESENT ONE OF THE BEST INVESTMENT OPPORTUNITIES TODAY. IN OUR OPINION, SHAREHOLDERS MAY BE GETTING THE BEST OF BOTH WORLDS -- POTENTIALLY LESS RELATIVE RISK THAN SMALL-CAP STOCKS AND POTENTIALLY BETTER RELATIVE GROWTH AND VALUE THAN LARGE-CAP STOCKS.
================================================================================


It is our objective to invest in companies that have the potential to become the blue chips of tomorrow. Thus, over time we believe these companies should receive increasing focus from the media and from investors.

As of November 30, 2000, the Fund's portfolio was comprised of 96 stocks representing 85% of net assets. Approximately 11% of the Fund was invested in mid-cap index futures and 4% in cash equivalents. We expect to reduce the percentage of the Fund's assets held in stock index futures over time as we attempt to take advantage of short-term price swings by purchasing our favored stocks at opportune times. We also anticipate over time, that the number of holdings in the Fund's portfolio should remain approximately at the current level.

At the end of the period, the median market capitalization of stocks held by the Fund was approximately $6.5 billion, with the top ten names representing about 17% of net assets. The average price/earnings ("P/E") ratio5 for the portfolio was currently at a 22% premium to the S&P 500 while the forecasted growth rate for the portfolio was approximately double that for the S&P 500.

---------
5    The P/E ratio is the price of a stock divided by its earnings per share.

     5 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

As the period ended, the Fund's largest concentrations were in the finance, technology, and healthcare sectors. The Fund continued to benefit from its holdings in the financial sector and was overweighted in the sector when compared to the S&P MidCap Index.

We continue to emphasize defensive sectors such as mortgage finance (e.g. IndyMac Bancorp Inc.) and insurance (e.g. Ace Ltd., Ambac Financial Group, Inc. and XL Capital Ltd.). These sectors remain among the most attractive for similar reasons including earnings continuity and more defensive natures, which we think, should contribute to strong P/E expansion. For pure mortgage finance companies like IndyMac Bancorp Inc., we believe that they should thrive from top-line acceleration in a higher refinancing (i.e., declining rate) environment.

Finally, we think many insurance stocks are somewhat immune to credit concerns and should also benefit from a better pricing environment. We also believe that if the Federal Reserve Board ("Fed") becomes more accommodative, consumer finance companies like Capital One Financial Corp. and Providian Financial Corp. should benefit due to their strong growth prospects.

Relative to the S&P MidCap Index, the Fund was underweight in the technology sector at the end of the period. In the technology sector, our largest holdings were in companies such as Fiserv, Inc., Waters Corp. and L-3 Communications Holdings, Inc. Fiserv, Inc. is a leading provider of data and ancillary services to banks and other financial institutions. The company's diverse set of product offerings, its ongoing acquisition program and its longer-term entry into the adjacent securities and insurance markets should drive long term, high quality growth.

Waters Corp. recently reported a very strong third quarter led by mass spectrometry products and strong sales increases across all major geographies. In our view, Waters Corp. remains well-positioned due to its state of the art measurement tools which are essential for many areas of scientific inquiry.

L-3 Communications Holdings Inc. also reported better than expected earnings for its recent quarter. In our opinion, the company should continue to benefit as they expand into new markets, including the high-growth commercial markets.

In the health sector, the Fund is slightly underweight with its largest holdings in Sepracor Inc. and Wellpoint Health Networks Inc. Sepracor Inc. is a pharmaceutical company that develops purer, safer and more potent versions of existing drugs. Sepracor could have as many as ten products in the market in the next four years with an aggressive expansion in their sales and marketing forces. Wellpoint Health Networks Inc. is one of the nation's largest publicly traded managed care companies. In our view, Wellpoint Health Networks Inc. remains one of the best positioned companies in the managed care space, with minimal Medicare exposure, robust actuarial and product development capabilities and a strong balance sheet.

In closing, while no guarantees can be made, we are confident that our investments in the mid-cap stock arena have solid future growth potential and should continue to provide solid return potential going forward.

Thank you for investing in the Smith Barney Mid Cap Core Fund.


Sincerely,

/s/ Lawrence Weissman

Lawrence Weissman, CFA
Vice President and Investment Officer

December 28, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2000 and is subject to change.

     6 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Historical Performance -- Class 1 Shares

                                                    Net Asset Value
                                                 ---------------------
                                                 Beginning      End       Income     Capital Gain     Total
Period Ended                                     of Period    of Period  Dividends   Distribution   Returns/(1)/
=================================================================================================================
Inception* -- 11/30/00                             $25.17      $19.91      $0.00         $1.33        (16.23)%+
=================================================================================================================

Historical Performance -- Class A Shares

                                                    Net Asset Value
                                                 ---------------------
                                                 Beginning      End       Income     Capital Gain     Total
Year Ended                                        of Year     of Year   Dividends   Distribution   Returns/(1)/
=================================================================================================================
11/30/00                                           $17.74      $19.89      $0.00         $1.47         19.59%
-----------------------------------------------------------------------------------------------------------------
11/30/99                                            13.63       17.74       0.01          0.55         34.36
Inception* -- 11/30/98                              11.40       13.63       0.00          0.00         19.56+
=================================================================================================================
  Total                                                                    $0.01         $2.02
=================================================================================================================

Historical Performance -- Class B Shares

                                                    Net Asset Value
                                                 ---------------------
                                                 Beginning      End       Income     Capital Gain     Total
Year Ended                                        of Year     of Year   Dividends   Distribution   Returns/(1)/
=================================================================================================================
11/30/00                                           $17.58      $19.54      $0.00         $1.47         18.68%
--------------------------------------------------------------------------------------------------------------
11/30/99                                            13.60       17.58       0.00          0.55         33.43
Inception*-- 11/30/98                               11.40       13.60       0.00          0.00         19.30+
=================================================================================================================
  Total                                                                    $0.00         $2.02
=================================================================================================================

Historical Performance -- Class L Shares

                                                    Net Asset Value
                                                 ---------------------
                                                 Beginning      End       Income     Capital Gain     Total
Year Ended                                        of Year     of Year   Dividends   Distribution   Returns/(1)/
=================================================================================================================
11/30/00                                           $17.57      $19.54      $0.00        $1.47          18.75%
----------------------------------------------------------------------------------------------------------------
11/30/99                                            13.60       17.57       0.00         0.55          33.35
Inception*-- 11/30/98                               11.40       13.60       0.00         0.00          19.30+
=================================================================================================================
  Total                                                                    $0.00        $2.02
=================================================================================================================

Historical Performance -- Class Y Shares

                                                    Net Asset Value
                                                 ---------------------
                                                 Beginning      End       Income     Capital Gain     Total
Year Ended                                        of Year     of Year   Dividends   Distribution   Returns/(1)/
=================================================================================================================
11/30/00                                           $17.78      $20.02      $0.00        $1.47          20.06%
----------------------------------------------------------------------------------------------------------------
Inception*-- 11/30/99                               13.65       17.78       0.01         0.55          34.49+
=================================================================================================================
  Total                                                                    $0.01        $2.02
=================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

     7 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Average Annual Total Returns

                                             Without Sales Charges/(1)/
                                 -----------------------------------------------
                                 Class 1   Class A   Class B   Class L   Class Y
================================================================================
Year Ended 11/30/00                N/A      19.59%    18.68%    18.75%    20.06%
--------------------------------------------------------------------------------
Inception* through 11/30/00     (16.23)%+   33.68     32.68     32.68     27.15
================================================================================
                                              With Sales Charges/(2)/
                                 -----------------------------------------------
                                 Class 1   Class A   Class B   Class L   Class Y
================================================================================
Year Ended 11/30/00                N/A      13.63%    13.68%    16.54%    20.06%
--------------------------------------------------------------------------------
Inception* through 11/30/00     (23.36)%+   30.66     31.74     32.07     27.15
================================================================================

Cumulative Total Returns

                                                      Without Sales Charges/(1)/
================================================================================
Class 1 (Inception* through 11/30/00)                         (16.23)%
--------------------------------------------------------------------------------
Class A (Inception* through 11/30/00)                          92.11
--------------------------------------------------------------------------------
Class B (Inception* through 11/30/00)                          88.91
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/00)                          88.91
--------------------------------------------------------------------------------
Class Y (Inception* through 11/30/00)                          61.46
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception date for Class A, B and L shares is September 1, 1998 and for Class Y shares is December 3, 1998. Inception date for Class 1 shares is September 12, 2000.
+ Total return is not annualized, as it may not be representative of the total return for the year.

     8 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Historical Performance (unaudited)


Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Mid Cap Core Fund vs. Standard & Poor's MidCap 400 Index+
--------------------------------------------------------------------------------

                                          September 1998 -- November 2000

                                                     [GRAPH]

                       Smith Barney         Smith Barney             Smith Barney          Standard & Poor's
                   Mid Cap Core Fund -   Mid Cap Core Fund -      Mid Cap Core Fund -           MidCap
                     Class A Shares        Class B Shares           Class L Shares             400 Index
9/1/98                    9,500                  10,000                   9,797                  10,000
11/30/98                 11,358                  11,430                  11,706                  12,505
5/31/99                  13,689                  13,833                  14,084                  14,218
11/30/99                 15,261                  15,518                  15,743                  15,178
5/31/2000                18,619                  18,943                  19,141                  17,269
11/30/2000               18,251                  18,591                  18,694                  17,552

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on September 1, 1998, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through November 30, 2000. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400") is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other class may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

     9 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Schedule of Investments                                        November 30, 2000


       SHARES                            SECURITY                                       VALUE
==================================================================================================
COMMON STOCK -- 85.2%
Commercial Services -- 3.8%
      242,656     Advent Software, Inc.*                                             $ 11,950,808
      175,000     Concord EFS, Inc.*                                                    7,634,375
      202,000     Convergys Corp.*                                                      8,496,625
      483,873     FactSet Research Systems Inc.                                        15,532,323
--------------------------------------------------------------------------------------------------
                                                                                       43,614,131
--------------------------------------------------------------------------------------------------
Consumer Durables -- 4.0%
      409,630     Electronic Arts Inc.*                                                14,618,671
      363,700     Harley-Davidson, Inc.                                                16,525,619
      147,095     SPX Corp.                                                            15,564,490
--------------------------------------------------------------------------------------------------
                                                                                       46,708,780
--------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 4.5%
      286,200     Cintas Corp.                                                         14,578,312
      131,200     Hain Celestial Group, Inc.*                                           3,903,200
      287,420     Keebler Foods Co.                                                    11,838,111
      555,850     The Pepsi Bottling Group, Inc.+                                      21,712,891
--------------------------------------------------------------------------------------------------
                                                                                       52,032,514
--------------------------------------------------------------------------------------------------
Consumer Services -- 3.1%
      247,900     Cablevision Systems Corp., Class A Shares*+                          18,902,375
      160,400     Entercom Communications Corp.*+                                       4,731,800
      474,399     Imax Corp.*+                                                          1,630,747
      317,200     Univision Communications Inc.*                                       11,102,000
--------------------------------------------------------------------------------------------------
                                                                                       36,366,922
--------------------------------------------------------------------------------------------------
Energy -- 2.5%
      241,050     Anadarko Petroleum Corp.                                             14,342,475
      409,430     Newfield Exploration Co.*                                            14,944,195
--------------------------------------------------------------------------------------------------
                                                                                       29,286,670
--------------------------------------------------------------------------------------------------
Finance -- 19.0%
      469,670     ACE Ltd.                                                             18,551,965
      336,465     Ambac Financial Group, Inc.+                                         25,697,514
      645,422     Annuity and Life Re (Holdings), Ltd.                                 16,740,633
      317,650     Arthur J. Gallagher & Co.                                            18,741,350
      236,500     Capital One Financial Corp.                                          13,199,656
      258,218     Commerce Bancorp, Inc.                                               14,734,565
      168,650     Countrywide Credit Industries, Inc.                                   6,261,131
      387,030     IndyMac Bancorp Inc.*                                                 7,934,115
       89,650     Lehman Brothers Holdings Inc.                                         4,443,278
      241,600     Marshall & Ilsley Corp.                                              10,298,200
      428,720     Nationwide Financial Services, Inc., Class A Shares+                 17,604,315
      472,400     North Fork Bancorporation, Inc.                                      10,008,975
      140,125     Providian Financial Corp.                                            12,611,250
       86,500     State Street Corp.                                                   11,158,500
      158,420     Stilwell Financial, Inc.                                              5,148,650
      240,265     Waddell & Reed Financial, Inc.                                        7,598,381
      241,300     XL Capital Ltd., Class A Shares                                      19,258,756
--------------------------------------------------------------------------------------------------
                                                                                      219,991,234
--------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

    10 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                            November 30, 2000

       SHARES                            SECURITY                                       VALUE
==================================================================================================
Health Care - Drugs -- 8.1%
      153,100     Affymetrix, Inc.*+                                                  $ 9,032,900
      223,850     Chiron Corp.*                                                         9,149,869
      102,200     Forest Laboratories, Inc.*                                           13,848,100
      132,080     Genentech, Inc.*+                                                     8,989,695
      260,150     Ivax Corp.*                                                          10,684,361
      183,800     MedImmune, Inc.*                                                      9,775,862
      237,150     Millennium Pharmaceuticals, Inc.*                                    11,516,597
      289,785     Sepracor Inc.*+                                                      21,172,417
--------------------------------------------------------------------------------------------------
                                                                                       94,169,801
--------------------------------------------------------------------------------------------------
Health Care - Services -- 2.8%
      249,250     Stryker Corp.                                                        13,288,141
      178,010     Wellpoint Health Networks Inc.*                                      19,191,703
--------------------------------------------------------------------------------------------------
                                                                                       32,479,844
--------------------------------------------------------------------------------------------------
Industrial Services -- 7.3%
      235,105     BJ Services Co.*                                                     12,519,341
      211,650     Coastal Corp.                                                        15,503,362
      234,890     Cooper Cameron Corp.*                                                12,742,782
      402,490     Diamond Offshore Drilling, Inc.+                                     12,150,167
      362,700     Dynegy Inc., Class A Shares                                          16,049,475
      346,000     Grant Prideco, Inc.*                                                  4,887,250
      316,200     Weatherford International, Inc.*                                     10,533,412
--------------------------------------------------------------------------------------------------
                                                                                       84,385,789
--------------------------------------------------------------------------------------------------
Process Industries -- 1.3%
      358,050     Ecolab Inc.                                                          15,552,797
--------------------------------------------------------------------------------------------------
Producer Manufacturing -- 1.1%
      437,150     Molex Inc., Class A Shares                                           12,950,569
--------------------------------------------------------------------------------------------------
Retail -- 2.6%
      694,050     Bed Bath & Beyond Inc.*                                              14,444,916
      181,050     Best Buy Co., Inc.*+                                                  4,662,037
      300,725     Dollar Tree Stores, Inc.*                                            11,202,006
--------------------------------------------------------------------------------------------------
                                                                                       30,308,959
--------------------------------------------------------------------------------------------------
Technology -- 19.4%
      505,450     ADC Telecommunications, Inc.*                                        10,203,772
       95,650     Amdocs Ltd.*                                                          5,177,056
      134,300     Applied Micro Circuits Corp.*                                         6,505,156
       23,290     Avanex Corp.*                                                         1,082,985
       10,235     Avici Systems Inc.*                                                     216,214
      411,750     Citrix Systems, Inc.*                                                 9,804,797
       88,950     Comverse Technology, Inc.*                                            7,666,378
       16,515     Corvis Corp.*                                                           475,838
      405,500     Fiserv, Inc.*                                                        22,657,313
      156,500     Gemstar TV Guide International, Inc.*                                 6,367,594
       13,930     Inrange Technologies Corp.*                                             181,090
      302,370     Intuit Inc.*                                                         13,776,733
      332,810     Jabil Circuit, Inc.*                                                 10,400,313
       34,150     Juniper Networks, Inc.*                                               4,264,481

                      See Notes to Financial Statements.

    11 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                            November 30, 2000

       SHARES                            SECURITY                                       VALUE
==================================================================================================
Technology -- 19.4% (continued)
      219,250     L-3 Communications Holdings, Inc.*                                 $ 14,169,031
      179,790     Lexmark International Inc.*                                           8,270,340
      195,975     Linear Technology Corp.                                               9,272,067
      155,757     Maxim Integrated Products, Inc.*                                      7,943,607
        9,325     McData Corp.*                                                           503,550
      137,550     Mercury Interactive Corp.*                                            9,258,834
      154,250     National Semiconductor Corp.*                                         2,863,266
      146,950     Novellus Systems, Inc.*                                               3,811,516
       11,550     Oni Systems Corp.*                                                      502,425
      125,300     Sanmina Corp.*                                                        9,554,125
      171,610     Siebel Systems, Inc.*                                                11,991,249
      202,800     Symbol Technologies, Inc.                                             8,124,675
       96,265     VERITAS Software Corp.*+                                              9,391,854
      218,300     Vitesse Semiconductor Corp.*                                          9,414,187
      254,150     Waters Corp.*                                                        16,345,022
        6,975     webMethods, Inc.*                                                       438,989
      103,950     Xilinx, Inc.*+                                                        4,054,050
--------------------------------------------------------------------------------------------------
                                                                                      224,688,507
--------------------------------------------------------------------------------------------------
Telecommunications -- 1.4%
       54,275     COLT Telecom Group PLC, Sponsored ADR*                                3,558,405
      334,925     Covad Communications Group, Inc.*                                       659,384
      174,450     Time Warner Telecom Inc.*                                             8,351,794
      163,225     Tycom Ltd.*                                                           3,407,322
--------------------------------------------------------------------------------------------------
                                                                                       15,976,905
--------------------------------------------------------------------------------------------------
Transportation -- 0.8%
      479,850     Knightsbridge Tankers Ltd.                                            9,776,944
--------------------------------------------------------------------------------------------------
Utilities -- 3.5%
      283,900     AES Corp.*+                                                          14,727,312
      431,500     Calpine Corp.*                                                       15,318,250
      313,850     The Montana Power Co.                                                 7,473,553
       99,650     Southern Energy, Inc.*                                                2,428,969
--------------------------------------------------------------------------------------------------
                                                                                       39,948,084
--------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $821,747,181)                                              988,238,450
==================================================================================================

                      See Notes to Financial Statements.

    12 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Schedule of Investments (continued)                            November 30, 2000


     FACE
    AMOUNT                                            SECURITY                                                            VALUE
====================================================================================================================================

REPURCHASE AGREEMENTS -- 14.8%

$  62,000,000     J.P. Morgan & Co., 6.480% due 12/1/00; Proceeds at maturity -- $62,011,160;
                    (Fully collateralized by U.S. Treasury Bills, Notes & Bonds, 0.000% to 13.250%
                    due 12/7/00 to 2/15/29; Market value -- $63,240,126)                                             $   62,000,000
  109,351,000     Morgan Stanley Dean Witter & Co., 6.450% due 12/1/00; Proceeds at maturity -- $109,370,592;
                    (Fully collateralized by U.S. Treasury Notes & Bonds, 3.625% to 5.625% due 11/30/02 to 4/15/28;
                    Market value -- $111,636,174)                                                                       109,351,000
------------------------------------------------------------------------------------------------------------------------------------

                  TOTAL REPURCHASE AGREEMENTS
                  (Cost -- $171,351,000)                                                                                171,351,000
====================================================================================================================================

                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $993,098,181**)                                                                           $1,159,589,450
====================================================================================================================================


*    Non-income producing security.
+ A portion of this security has been segregated by the custodian for futures contract commitments.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

    13 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Statement  of Assets and Liabilities                           November 30, 2000

ASSETS:
     Investments, at value (Cost -- $821,747,181)                                                $  988,238,450
     Repurchase agreements, at value (Cost -- $171,351,000)                                         171,351,000
     Cash                                                                                                   662
     Receivable for Fund shares sold                                                                 10,087,860
     Receivable for securities sold                                                                   7,148,466
     Dividends and interest receivable                                                                  234,104
----------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                 1,177,060,542
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                                                                1,995,079
     Payable to broker -- variation margin                                                            1,632,000
     Management fees payable                                                                            691,019
     Distribution fees payable                                                                          298,124
     Accrued expenses                                                                                   533,726
----------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                5,149,948
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                 $1,171,910,594
================================================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                                                  $       59,564
     Capital paid in excess of par value                                                          1,021,610,693
     Accumulated net realized loss on security transactions and futures contracts                    (1,375,077)
     Net unrealized appreciation of investments and futures contracts                               151,615,414
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                 $1,171,910,594
================================================================================================================
Shares Outstanding:
     Class 1                                                                                            177,871
     -----------------------------------------------------------------------------------------------------------
     Class A                                                                                         14,213,941
     -----------------------------------------------------------------------------------------------------------
     Class B                                                                                         23,378,457
     -----------------------------------------------------------------------------------------------------------
     Class L                                                                                         15,623,601
     -----------------------------------------------------------------------------------------------------------
     Class Y                                                                                          6,169,797
     -----------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class 1 (and redemption price)                                                                      $19.91
     -----------------------------------------------------------------------------------------------------------
     Class A (and redemption price)                                                                      $19.89
     -----------------------------------------------------------------------------------------------------------
     Class B *                                                                                           $19.54
     -----------------------------------------------------------------------------------------------------------
     Class L **                                                                                          $19.54
     -----------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                      $20.02
     -----------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class 1 (net asset value plus 9.29% of net asset value per share)                                   $21.76
     -----------------------------------------------------------------------------------------------------------
     Class A (net asset value plus 5.26% of net asset value per share)                                   $20.94
     -----------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                   $19.74
================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

    14 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Statement of Operations                     For the Year Ended November 30, 2000

INVESTMENT INCOME:
     Interest                                                      $10,030,420
     Dividends                                                       4,454,559
--------------------------------------------------------------------------------
     Total Investment Income                                        14,484,979
--------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                        7,444,361
     Distribution fees (Note 2)                                      6,869,363
     Shareholder and system servicing fees                             915,269
     Registration fees                                                 227,227
     Shareholder communications                                        108,355
     Custody                                                            45,569
     Audit and legal                                                    39,318
     Trustees' fees                                                     31,674
     Other                                                               8,546
--------------------------------------------------------------------------------
     Total Expenses                                                 15,689,682
--------------------------------------------------------------------------------
Net Investment Loss                                                 (1,204,703)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
     Realized Gain From:
        Security transactions (excluding short-term securities)     56,407,383
        Futures contracts                                           22,370,029
--------------------------------------------------------------------------------
     Net Realized Gain                                              78,777,412
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation (Note 8)               20,094,493
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                       98,871,905
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $97,667,202
================================================================================

                       See Notes to Financial Statements.

    15 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Statements of Changes in Net Assets            For the Years Ended November 30,

                                                                                      2000                   1999
=======================================================================================================================
OPERATIONS:
     Net investment loss                                                        $    (1,204,703)        $    (851,149)
     Net realized gain                                                               78,777,412            23,724,939
     Increase in net unrealized appreciation                                         20,094,493            92,751,095
-----------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                          97,667,202           115,624,885
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                   --               (75,601)
     Net realized gains                                                             (80,127,028)          (19,891,914)
-----------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                      (80,127,028)          (19,967,515)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                             1,508,859,727           660,011,233
     Net asset value of shares issued in connection with the transfer of
        Smith Barney Investment Series -- Mid Cap Fund's net assets                  98,824,106                    --
     Net asset value of shares issued for reinvestment of dividends                  67,755,326            15,814,511
     Cost of shares reacquired                                                   (1,176,665,886)         (266,843,767)
-----------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                            498,773,273           408,981,977
-----------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                              516,313,447           504,639,347

NET ASSETS:
     Beginning of year                                                              655,597,147           150,957,800
-----------------------------------------------------------------------------------------------------------------------
     End of year                                                                $ 1,171,910,594         $ 655,597,147
=======================================================================================================================

                      See Notes to Financial Statements.

    16 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies

Smith Barney Mid Cap Core Fund ("Fund"), formerly known as Smith Barney Mid Cap Blend Fund, is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney U.S. 5000 Index Fund and Smith Barney International Index Fund, formerly known as Smith Barney EAFE Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $29,960 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2. Investment Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended November 30, 2000, the Fund paid transfer agent fees of $811,265 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

    17 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2000, SSB and CFBDS received sales charges of approximately $3,176,000 and $1,233,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                          Class A         Class B       Class L
================================================================================
CDSCs                                      $7,000        $537,000      $62,0000
================================================================================

Pursuant to a Distribution Plan the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended November 30, 2000, total Distribution Plan fees were as follows:

                                          Class A        Class B       Class L
================================================================================
Distribution Plan Fees                   $546,598      $3,721,715    $2,601,050
================================================================================

All officers and one Trustee of the Fund are employees of SSB.


3. Investments

During the year ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $895,353,899
--------------------------------------------------------------------------------
Sales                                                               566,563,718
================================================================================

At November 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $233,108,716
Gross unrealized depreciation                                       (66,617,447)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $166,491,269
================================================================================


4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At November 30, 2000, the Fund had no securities on loan.

    18 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At November 30, 2000, the Fund had the following open futures contracts:

                                   # of                           Basis           Market        Unrealized
Purchased Contracts              Contracts     Expiration         Value            Value           Loss
==============================================================================================================
MidCap 400 Index                    544           12/00       $146,115,855     $131,240,000    $(14,875,855)
==============================================================================================================

7. Options Contracts

Premiums paid when put or call options are purchased by the Fund represents investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 2000, the Fund held no purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended November 30, 2000, the Fund did not enter into any written covered call or put option contracts.

    19 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

8. Transfer of Net Assets

On October 6, 2000, the Fund acquired the assets and liabilities of the Smith Barney Investment Series -- Mid Cap Fund ("Mid Cap Fund") pursuant to a plan of reorganization approved by Mid Cap Fund shareholders on February 24, 2000. Total shares issued by the Fund, the total net assets of the Mid Cap Fund and total net assets of the Fund on the date of the transfer were as follows:

                               Shares Issued    Total Net Assets of the    Total Net Assets
Acquired Portfolio              by the Fund          Mid Cap Fund             of the Fund
=============================================================================================
Mid Cap Fund                     4,172,735            $98,824,106           $1,270,176,133
=============================================================================================

The total net assets of the Mid Cap Fund before acquisition include unrealized appreciation of $17,043,378. Total net assets of the Fund immediately after the transfer were $1,369,000,239. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


9. Shares of Beneficial Interest

At November 30, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At November 30, 2000, total paid-in capital amounted to the following for each class:

                                 Class 1         Class A         Class B        Class L         Class Y
============================================================================================================
Total Paid-in Capital          $3,737,854     $254,675,779    $404,550,153    $274,756,175    $83,950,296
============================================================================================================

Transactions in shares of each class were as follows:

                                                                          Year Ended                           Year Ended
                                                                       November 30, 2000                   November 30, 1999
                                                                      --------------------               --------------------
                                                                      Shares        Amount               Shares        Amount
====================================================================================================================================
Class 1+
Shares sold                                                           169,173   $    4,026,798                --              --
Net asset value of shares issued in connection with the
   transfer of the Smith Barney Investment Series -- Mid Cap
   Fund's net assets                                                  144,193        3,446,788                --              --
Shares issued on reinvestment                                           9,356          210,427                --              --
Shares reacquired                                                    (144,851)      (3,474,742)               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                          177,871   $    4,209,271                --              --
====================================================================================================================================
Class A
Shares sold                                                        44,910,875   $1,016,793,720        18,175,913   $ 301,643,398
Net asset value of shares issued in connection with the
   transfer of the Smith Barney Investment Series -- Mid Cap
   Fund's net assets                                                1,552,579       37,104,985                --              --
Shares issued on reinvestment                                         818,608       18,273,571           228,627       3,975,514
Shares reacquired                                                 (40,426,938)    (918,467,720)      (13,743,206)   (230,130,201)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                        6,855,124   $  153,704,556         4,661,334   $  75,488,711
====================================================================================================================================

+ Transactions are for the period from September 12, 2000 (inception date) to November 30, 2000.

    20 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders


                                                                        Year Ended                           Year Ended
                                                                     November 30, 2000                   November 30, 1999*
                                                               -----------------------------       ----------------------------
                                                                  Shares           Amount             Shares          Amount
==================================================================================================================================
Class B
Shares sold                                                      9,488,454     $ 210,431,530         9,971,095     $161,741,585
Net asset value of shares issued in connection with
   the transfer of the Smith Barney Investment
   Series -- Mid Cap Fund's net assets                           2,475,963        58,272,333                --               --
Shares issued on reinvestment                                    1,343,915        29,469,748           408,337        7,040,982
Shares reacquired                                               (3,888,111)      (87,477,490)       (1,505,278)     (24,849,310)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                     9,420,221     $ 210,696,121         8,874,154     $143,933,257
==================================================================================================================================
Class L
Shares sold                                                      6,562,990     $ 144,740,856         6,669,388     $108,143,611
Shares issued on reinvestment                                      903,388        19,800,912           278,238        4,797,797
Shares reacquired                                               (1,383,130)      (29,876,149)         (718,967)     (11,864,256)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                     6,083,248     $ 134,665,619         6,228,659     $101,077,152
==================================================================================================================================
Class Y
Shares sold                                                      5,986,052     $ 132,866,823         6,301,950     $ 88,482,639
Shares issued on reinvestment                                           30               668                12              218
Shares reacquired                                               (6,118,247)     (137,369,785)               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                           (132,165)    $  (4,502,294)        6,301,962     $ 88,482,857
==================================================================================================================================


* For Class Y shares, transactions are for the period from December 3, 1998 (inception date) to November 30, 1999.

     21 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:


                                                   Class 1 Shares                          Class A Shares
                                                  ----------------        --------------------------------------------------
                                                       2000(1)(2)           2000(2)            1999(2)             1998(3)
=============================================================================================================================
Net Asset Value, Beginning of Year                    $25.17               $17.74             $13.63              $11.40
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                0.04                 0.07               0.04                0.02
   Net realized and unrealized gain (loss)             (3.97)                3.55               4.63                2.21
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (3.93)                3.62               4.67                2.23
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  --                   --              (0.01)                 --
   Net realized gains                                  (1.33)               (1.47)             (0.55)                 --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (1.33)               (1.47)             (0.56)                 --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $19.91               $19.89             $17.74              $13.63
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                          (16.23)%++            19.59%             34.36%              19.56%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                        $3,542             $282,739           $130,534             $36,760
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                             0.88%+               1.15%              1.16%               1.27%+
   Net investment income                                0.72+                0.31               0.21                0.78+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   69%                  69%                61%                 15%
=============================================================================================================================


Class B Shares                                                              2000(2)            1999(2)             1998(3)
=============================================================================================================================
Net Asset Value, Beginning of Year                                         $17.58             $13.60              $11.40
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                                             (0.10)             (0.09)               0.00*
   Net realized and unrealized gain                                          3.53               4.62                2.20
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                 3.43               4.53                2.20
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                                                       (1.47)             (0.55)                 --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                         (1.47)             (0.55)                 --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                               $19.54             $17.58              $13.60
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                                18.68%             33.43%              19.30%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                           $456,844           $245,317             $69,153
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                  1.90%              1.90%               2.01%+
   Net investment income (loss)                                             (0.44)             (0.54)               0.02+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                        69%                61%                 15%
=============================================================================================================================


(1)  For the period from September 12, 2000 (inception date) to November 30,
     2000.
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from September 1, 1998 (inception date) to November 30,
     1998.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

     22 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class L Shares                              2000(1)       1999(1)      1998(2)
================================================================================
Net Asset Value, Beginning of Year         $17.57        $13.60       $11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)             (0.10)        (0.09)        0.00*
   Net realized and unrealized gain          3.54          4.61         2.20
--------------------------------------------------------------------------------
Total Income From Operations                 3.44          4.52         2.20
--------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                       (1.47)        (0.55)          --
--------------------------------------------------------------------------------
Total Distributions                         (1.47)        (0.55)          --
--------------------------------------------------------------------------------
Net Asset Value, End of Year               $19.54        $17.57       $13.60
--------------------------------------------------------------------------------
Total Return                                18.75%        33.35%       19.30%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $305,297      $167,671      $45,045
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  1.90%         1.90%        2.01%+
   Net investment income (loss)             (0.44)        (0.54)        0.03+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                        69%           61%          15%
================================================================================


Class Y Shares                              2000(1)       1999(1)(3)
================================================================================
Net Asset Value, Beginning of Year         $17.78        $13.65
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                     0.14          0.08
   Net realized and unrealized gain          3.57          4.61
--------------------------------------------------------------------------------
Total Income From Operations                 3.71          4.69
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       --         (0.01)
   Net realized gains                       (1.47)        (0.55)
--------------------------------------------------------------------------------
Total Distributions                         (1.47)        (0.56)
--------------------------------------------------------------------------------
Net Asset Value, End of Year               $20.02        $17.78
--------------------------------------------------------------------------------
Total Return                                20.06%        34.49%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $123,489      $112,075
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  0.82%         0.82%+
   Net investment income                     0.63          0.50+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                        69%           61%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from September 1, 1998 (inception date) to November 30,
     1998.
(3)  For the period from December 3, 1998 (inception date) to November 30, 1999.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 2000:

     .    A corporate dividends received deduction of 9.38%.
     .    Total long-term capital gain distributions paid of $28,744,721.

     23 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

Independent Auditors' Report

The Shareholders and Board of Directors of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Mid Cap Core Fund ("Fund") of Smith Barney Investment Trust as of November 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from September 1, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from September 1, 1998 to November 30, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG LLP



New York, New York
January 12, 2001

     24 Smith Barney Mid Cap Core Fund | 2000 Annual Report to Shareholders

                                  SMITH BARNEY
                                MID CAP CORE FUND

TRUSTEES                               INVESTMENT MANAGER
Herbert Barg                           SSB Citi Fund Management LLC
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane                        DISTRIBUTOR
Burt N. Dorsett                        Salomon Smith Barney Inc.
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann                       CUSTODIAN
Heath B. McLendon, Chairman            PFPC Trust Company
Cornelius C. Rose, Jr.
James J. Crisona, Emeritus
                                       TRANSFER AGENT
                                       Citi Fiduciary Trust Company
OFFICERS                               125 Broad Street, 11th Floor
Heath B. McLendon                      New York, New York 10004
President and
Chief Executive Officer
                                       SUB-TRANSFER AGENT
                                       PFPC Global Fund Services
Lewis E. Daidone                       P.O. Box 9699
Senior Vice President                  Providence, Rhode Island
and Treasurer                          02940-9699


Lawrence Weissman, CFA
Vice President and
Investment Officer


Paul A. Brook
Controller


Christina T. Sydor
Secretary

Smith Barney Mid Cap Core Fund

This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Mid Cap Core Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY MID CAP CORE FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds



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Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

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